UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2012

Columbia Variable Portfolio — High Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — High Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — High Income Fund (the Fund) Class 1 shares returned 15.06% for the 12-month period that ended December 31, 2012.

>  The Fund outperformed its benchmark, the Credit Suisse High Yield Index, which returned 14.71% for the same time period.

>  The Fund's asset allocation and security selection added value in an already strong market.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	07/07/00	15.06	8.28	9.68
Class 2*	05/01/06	15.00	8.22	9.63
Credit Suisse High Yield Index		14.71	9.53	10.24

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — High Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Manager Discussion of Fund Performance

For the 12-month period ended December 31, 2012, the Fund's Class 1 shares returned 15.06%. The Fund outperformed its benchmark, the Credit Suisse High Yield Index, which returned 14.71% for the same period. The Fund's asset allocation and security selection added value in an already strong market.

Within the fixed income universe, riskier sectors performed well in 2012, and the high-yield sector was no exception. High-yield bonds got off to a strong start early in the year, the result of an improving U.S. economy as well as the seeming stabilization of the sovereign crisis in Europe. The European Central Bank's LTRO (long-term refinancing operation) did more than simply reduce the prevailing high interest rates in troubled eurozone countries. It also helped increase investor demand for riskier assets worldwide, thereby creating a more positive environment for the high-yield market. A general improvement in corporate balance sheets, which resulted in a low default rate, was an additional favorable factor for the high-yield market. Although the financial markets faced numerous challenges toward the end of the year, including a contentious U.S. presidential election and the impending negotiations to avert year-end tax hikes and spending cuts, demand for high-yield issues remained strong, and the market ended the year with its positive momentum intact.

Sector Allocation, Security Selection Aided Results

The Fund benefited from its overweight positions in the telecommunications and auto sectors, which outperformed the overall market during the period. In the energy sector, the Fund found the right mix of investments in an environment of prevailing high oil prices, emphasizing exploration and production companies while underweighting refining and marketing. By contrast, overweight positions in the metals and mining sector (excluding steel) detracted from performance, as did security selections among natural gas distributors and broadcast media companies. During the course of the year, the Fund increased its overweight in energy and also increased its exposure to technology and electronics. Reductions were made in the Fund's positions in capital goods and wireless telecommunications. The banking sector remains a notable underweight, as the risk/reward characteristics of many finance-related companies continue to appear unattractive.

Looking Ahead

We continue to hold a positive view on the high-yield market. Access to capital has remained at or near record levels, allowing companies to refinance debt and extend near-term maturities. Because high-yield issuers have been able to lock in debt at low prevailing rates, the benefits of refinancing will be felt for years to come. Even though earnings growth began to decelerate at the end of 2012, consensus expectations call for solid corporate earnings in the year ahead. We are mindful that many challenges remain, including sequestration and the near-term uncertainty surrounding the U.S. debt ceiling. We also recognize a very real possibility that an improvement in the domestic labor market could trigger higher interest rates, a circumstance that could dampen returns in the high-yield market. We therefore do not think that this is the appropriate time to compromise on credit quality in a search for higher yields. We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace as they arise.

Portfolio Management

Brian Lavin

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	0.1
Consumer Discretionary	0.0	(a)
Consumer Staples	0.0	(a)
Industrials	0.0	(a)
Information Technology	0.0	(a)
Materials	0.1
Convertible Bonds	0.0	(a)
Information Technology	0.0	(a)
Corporate Bonds & Notes	92.7
Consumer Discretionary	13.4
Consumer Staples	1.7
Energy	14.2
Financials	7.5
Health Care	7.3
Industrials	8.4
Materials	12.1
Mortgage-Backed	21.6
Telecommunication	6.5
Money Market Funds	2.8
Preferred Stocks	0.00	(a)
Industrials	0.0	(a)
Senior Loans	4.4
Consumer Discretionary	0.9
Consumer Staples	0.2
Financials	0.9
Industrials	0.1
Information Technology	0.6
Materials	1.1
Telecommunication	0.6
Utilities	0.0	(a)
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to less than 0.1%.

Quality Breakdown (%) (at December 31, 2012)
BBB rating	3.6
BB rating	36.6
B rating	55.2
CCC rating	4.0
Not rated	0.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody's, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,079.00	1,021.63	3.78	3.68	0.72
Class 2	1,000.00	1,000.00	1,078.40	1,021.33	4.10	3.98	0.78

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 92.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.9%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	1,254,000	1,279,080
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	590,000	641,625
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	1,673,000	1,836,117
Oshkosh Corp. 03/01/17	8.250%	244,000	267,790
03/01/20	8.500%	811,000	898,183
TransDigm, Inc.(a) 10/15/20	5.500%	355,000	369,200
Total			5,291,995
Automotive 1.6%
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	284,000	309,560
06/15/21	8.250%	436,000	479,600
Collins & Aikman Products Co. Senior Subordinated Notes(a)(b)(c)(d) 08/15/12	12.875%	620,000	62
Dana Holding Corp. Senior Unsecured 02/15/21	6.750%	38,000	40,755
Lear Corp. Escrow Bond(b)(c)(f) 03/31/16	0.000%	595,000	893
Lear Corp. 03/15/20	8.125%	400,000	452,000
Schaeffler Finance BV(a) Senior Secured 02/15/17	7.750%	275,000	305,250
02/15/19	8.500%	322,000	362,250
Visteon Corp. 04/15/19	6.750%	990,000	1,054,350
Total			3,004,720
Banking 0.4%
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	599,000	661,895
Brokerage 0.6%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	511,000	523,775

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured 03/15/20	5.625%	221,000	231,498
03/15/22	5.875%	331,000	350,860
Total			1,106,133
Building Materials 1.4%
Building Materials Corp. of America(a) Senior Notes 05/01/21	6.750%	210,000	232,050
Senior Secured 02/15/20	7.000%	440,000	479,600
Gibraltar Industries, Inc. 12/01/15	8.000%	472,000	477,900
Interface, Inc. 12/01/18	7.625%	660,000	708,675
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	254,000	257,810
Nortek, Inc. 12/01/18	10.000%	63,000	70,087
04/15/21	8.500%	260,000	288,600
Total			2,514,722
Chemicals 4.6%
Ashland, Inc.(a) 08/15/22	4.750%	264,000	274,560
Celanese U.S. Holdings LLC 06/15/21	5.875%	163,000	182,560
11/15/22	4.625%	353,000	369,767
Huntsman International LLC(a) 11/15/20	4.875%	203,000	205,284
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	490,000	543,900
Koppers, Inc. 12/01/19	7.875%	565,000	621,500
LyondellBasell Industries NV Senior Unsecured 11/15/21	6.000%	1,644,000	1,927,590
04/15/24	5.750%	1,039,000	1,220,825
Momentive Performance Materials, Inc. Senior Secured(a) 10/15/20	8.875%	449,000	453,490
Nova Chemicals Corp. Senior Unsecured 11/01/19	8.625%	6,000	6,810
Nufarm Australia Ltd.(a) 10/15/19	6.375%	130,000	135,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PQ Corp. Secured(a) 05/01/18	8.750%	1,415,000	1,471,600
Polypore International, Inc. 11/15/17	7.500%	545,000	594,050
Rockwood Specialties Group, Inc. 10/15/20	4.625%	441,000	456,435
Total			8,464,221
Construction Machinery 2.8%
Ashtead Capital, Inc. Secured(a) 07/15/22	6.500%	132,000	142,560
CNH Capital LLC 11/01/16	6.250%	692,000	762,930
Case New Holland, Inc. 12/01/17	7.875%	1,663,000	1,966,497
Columbus McKinnon Corp. 02/01/19	7.875%	188,000	201,630
H&E Equipment Services, Inc.(a) 09/01/22	7.000%	193,000	205,545
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	739,000	764,865
United Rentals North America, Inc. 12/15/19	9.250%	450,000	513,000
United Rentals North America, Inc.(a) 05/15/20	7.375%	223,000	244,185
Secured 07/15/18	5.750%	269,000	289,848
Total			5,091,060
Consumer Cyclical Services 1.2%
Goodman Networks, Inc. Senior Secured(a) 07/01/18	12.375%	497,000	544,215
Vivint, Inc. Senior Secured(a) 12/01/19	6.375%	1,632,000	1,617,720
Total			2,161,935
Consumer Products 1.3%
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	196,000	210,700
Spectrum Brands Escrow Corp.(a) Senior Unsecured 11/15/20	6.375%	392,000	411,600
11/15/22	6.625%	209,000	224,153

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spectrum Brands, Inc. Senior Secured 06/15/18	9.500%	1,220,000	1,384,700
Spectrum Brands, Inc.(a) 03/15/20	6.750%	133,000	142,310
Tempur-Pedic International, Inc.(a) 12/15/20	6.875%	67,000	68,926
Total			2,442,389
Diversified Manufacturing 0.8%
Actuant Corp. 06/15/22	5.625%	261,000	270,135
Amsted Industries, Inc. Senior Notes(a) 03/15/18	8.125%	1,095,000	1,171,650
Tomkins LLC/Inc. Secured 10/01/18	9.000%	34,000	38,080
Total			1,479,865
Electric 1.3%
AES Corp. Senior Unsecured 07/01/21	7.375%	472,000	523,920
CMS Energy Corp. Senior Unsecured 03/15/22	5.050%	137,000	152,682
Calpine Corp. Senior Secured(a) 02/15/21	7.500%	387,000	427,635
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	401,000	473,180
Ipalco Enterprises, Inc. Senior Secured 05/01/18	5.000%	220,000	230,450
Ipalco Enterprises, Inc.(a) Senior Secured 04/01/16	7.250%	525,000	582,750
Total			2,390,617
Entertainment 0.9%
AMC Entertainment, Inc. 06/01/19	8.750%	952,000	1,054,340
Cinemark USA, Inc.(a) 12/15/22	5.125%	199,000	201,488
Speedway Motorsports, Inc. 02/01/19	6.750%	330,000	349,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(c) 07/01/15	9.300%	21,599	21,599
Total			1,627,227
Environmental 0.4%
Clean Harbors, Inc. 08/01/20	5.250%	455,000	474,338
Clean Harbors, Inc.(a) 06/01/21	5.125%	344,000	356,900
Total			831,238
Food and Beverage 0.3%
Cott Beverages, Inc. 09/01/18	8.125%	545,000	602,225
Gaming 2.9%
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	267,000	264,998
MGM Resorts International 12/15/21	6.625%	691,000	691,000
MGM Resorts International(a) 10/01/20	6.750%	86,000	87,828
ROC Finance LLC/Corp. Secured(a) 09/01/18	12.125%	554,000	639,870
Seminole Indian Tribe of Florida(a) Secured 10/01/17	7.750%	500,000	540,625
Senior Secured 10/01/20	6.535%	1,260,000	1,370,023
Seneca Gaming Corp.(a) 12/01/18	8.250%	488,000	514,840
Studio City Finance Ltd.(a) 12/01/20	8.500%	941,000	985,697
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	236,000	212,400
Total			5,307,281
Gas Pipelines 5.2%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	695,000	705,425
El Paso LLC 06/01/18	7.250%	322,000	371,910
09/15/20	6.500%	1,041,000	1,176,330
01/15/32	7.750%	1,355,000	1,592,116
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	1,102,000	1,179,140

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	705,000	774,619
02/15/23	5.500%	560,000	607,600
Northwest Pipeline GP Senior Unsecured 12/01/25	7.125%	150,000	196,975
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	705,000	770,212
07/15/21	6.500%	848,000	928,560
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	859,000	874,032
Tesoro Logistics LP/Finance Corp. Senior Unsecured(a) 10/01/20	5.875%	303,000	314,363
Total			9,491,282
Health Care 6.2%
American Renal Holdings, Inc. Senior Secured 05/15/18	8.375%	249,000	262,073
Amsurg Corp.(a) 11/30/20	5.625%	207,000	215,280
Biomet, Inc.(a) 08/01/20	6.500%	517,000	549,312
CHS/Community Health Systems, Inc. 11/15/19	8.000%	530,000	573,725
07/15/20	7.125%	482,000	514,535
Senior Secured 08/15/18	5.125%	618,000	644,265
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	882,000	972,405
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	341,000	359,329
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	164,000	176,095
01/31/22	5.875%	212,000	230,020
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	136,000	151,980
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	824,000	844,600
HCA, Inc. 05/01/23	5.875%	331,000	342,585
Senior Secured 02/15/20	6.500%	1,368,000	1,539,000
05/01/23	4.750%	220,000	223,850
Health Management Associates, Inc. 01/15/20	7.375%	357,000	385,560

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hologic, Inc.(a) 08/01/20	6.250%	100,000	107,750
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	289,000	302,727
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	422,000	463,145
STHI Holding Corp. Secured(a) 03/15/18	8.000%	198,000	214,335
Tenet Healthcare Corp. Senior Secured(a) 06/01/20	4.750%	794,000	805,910
Universal Hospital Services, Inc. Secured(a) 08/15/20	7.625%	164,000	172,815
VWR Funding, Inc.(a) 09/15/17	7.250%	36,000	37,710
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	800,000	828,000
02/01/19	7.750%	388,000	401,580
Vanguard Health Holding Co. II LLC/Inc.(a) 02/01/19	7.750%	101,000	104,030
Total			11,422,616
Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured 11/15/19	7.500%	292,000	350,400
Home Construction 0.9%
KB Home 03/15/20	8.000%	210,000	238,350
09/15/22	7.500%	164,000	179,375
Meritage Homes Corp. 04/01/22	7.000%	198,000	215,325
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	333,000	367,965
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	131,000	138,860
04/15/20	7.750%	428,000	453,680
Total			1,593,555
Independent Energy 12.7%
Antero Resources Finance Corp. 12/01/17	9.375%	31,000	34,023
08/01/19	7.250%	114,000	124,260

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Petroleum Co. Senior Unsecured 11/01/20	6.750%	180,000	193,500
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	519,000	560,520
Chaparral Energy, Inc. 09/01/21	8.250%	260,000	282,100
11/15/22	7.625%	60,000	63,150
Chesapeake Energy Corp. 08/15/20	6.625%	1,219,000	1,311,949
02/15/21	6.125%	993,000	1,030,237
Cimarex Energy Co. 05/01/22	5.875%	631,000	690,945
Comstock Resources, Inc. 06/15/20	9.500%	799,000	858,925
Concho Resources, Inc. 10/01/17	8.625%	121,000	131,739
01/15/21	7.000%	806,000	898,690
01/15/22	6.500%	382,000	420,200
04/01/23	5.500%	227,000	237,783
Continental Resources, Inc. 10/01/19	8.250%	65,000	72,800
10/01/20	7.375%	377,000	426,010
04/01/21	7.125%	145,000	163,488
09/15/22	5.000%	1,843,000	1,985,832
EP Energy Holdings LLC/Bond Co., Inc. PIK Senior Unsecured(a) 12/15/17	8.125%	278,000	275,568
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	82,000	86,920
Senior Secured 05/01/19	6.875%	553,000	602,770
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	802,000	904,255
Halcon Resources Corp.(a) 05/15/21	8.875%	328,000	347,680
Kodiak Oil & Gas Corp. 12/01/19	8.125%	1,567,000	1,727,617
Laredo Petroleum, Inc. 02/15/19	9.500%	863,000	964,402
05/01/22	7.375%	352,000	381,920
MEG Energy Corp.(a) 03/15/21	6.500%	580,000	610,450
01/30/23	6.375%	351,000	365,917
Oasis Petroleum, Inc. 02/01/19	7.250%	676,000	726,700
11/01/21	6.500%	670,000	711,875
01/15/23	6.875%	428,000	459,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains Exploration & Production Co. 11/15/20	6.500%	1,139,000	1,261,442
02/15/23	6.875%	860,000	982,550
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%	940,000	1,083,350
10/01/22	5.375%	145,000	155,875
05/01/23	5.250%	943,000	1,009,010
Range Resources Corp. 06/01/21	5.750%	580,000	620,600
SM Energy Co. Senior Unsecured 11/15/21	6.500%	264,000	282,480
01/01/23	6.500%	204,000	218,280
Sandridge Energy, Inc. 10/15/22	8.125%	38,000	41,610
Whiting Petroleum Corp. 10/01/18	6.500%	32,000	34,400
Total			23,340,852
Lodging 0.1%
Choice Hotels International, Inc. 07/01/22	5.750%	206,000	228,145
Media Cable 4.2%
CCO Holdings LLC/Capital Corp. 04/30/20	8.125%	1,681,000	1,895,327
01/31/22	6.625%	149,000	162,783
09/30/22	5.250%	84,000	85,050
CSC Holdings LLC Senior Unsecured(a) 11/15/21	6.750%	835,000	925,806
Cablevision Systems Corp. Senior Unsecured 09/15/22	5.875%	683,000	683,854
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	446,000	464,398
DISH DBS Corp. 09/01/19	7.875%	768,000	910,080
06/01/21	6.750%	1,324,000	1,509,360
Quebecor Media, Inc.(a) Senior Unsecured 01/15/23	5.750%	376,000	396,210
Quebecor Media, Inc.(a)(b)(c) 01/15/49	9.750%	1,855,000	74,571
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a) 01/15/23	5.500%	497,000	513,152

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd. 07/15/22	5.000%	3,000	3,146
WaveDivision Escrow LLC/Corp. Senior Unsecured(a) 09/01/20	8.125%	14,000	14,490
Total			7,638,227
Media Non-Cable 6.5%
AMC Networks, Inc. 07/15/21	7.750%	997,000	1,139,072
12/15/22	4.750%	473,000	475,365
Clear Channel Worldwide Holdings, Inc.(a) 11/15/22	6.500%	610,000	626,775
11/15/22	6.500%	2,028,000	2,104,050
Hughes Satellite Systems Corp. Senior Secured 06/15/19	6.500%	433,000	477,383
Intelsat Jackson Holdings SA 04/01/19	7.250%	580,000	623,500
Intelsat Jackson Holdings SA(a) Senior Unsecured 10/15/20	7.250%	561,000	608,685
Lamar Media Corp.(a) 05/01/23	5.000%	690,000	708,975
National CineMedia LLC Senior Secured 04/15/22	6.000%	435,000	461,100
Nielsen Finance LLC/Co.(a) 10/01/20	4.500%	997,000	992,015
Salem Communications Corp. Secured 12/15/16	9.625%	1,110,000	1,229,325
Starz LLC/Finance Corp. Senior Unsecured(a) 09/15/19	5.000%	202,000	207,050
Univision Communications, Inc.(a) Senior Secured
05/15/19	6.875%	473,000	491,920
11/01/20	7.875%	1,075,000	1,161,000
09/15/22	6.750%	524,000	541,030
Ziff Davis Media, Inc.(b)(c)(d) 12/15/11	13.500%	68,749	1,794
Total			11,849,039
Metals 4.8%
Alpha Natural Resources, Inc. 04/15/18	9.750%	673,000	726,840
06/01/19	6.000%	459,000	425,723

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ArcelorMittal Senior Unsecured 03/01/21	6.000%	237,000	236,321
02/25/22	6.750%	395,000	413,606
Arch Coal, Inc. 06/15/19	7.000%	173,000	160,890
06/15/21	7.250%	32,000	29,520
Arch Coal, Inc.(a) 06/15/19	9.875%	565,000	587,600
CONSOL Energy, Inc. 04/01/20	8.250%	225,000	243,563
Calcipar SA Senior Secured(a) 05/01/18	6.875%	834,000	850,680
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	1,253,000	1,337,577
Inmet Mining Corp.(a) 06/01/20	8.750%	1,000,000	1,092,500
06/01/21	7.500%	273,000	283,238
JMC Steel Group, Inc. Senior Notes(a) 03/15/18	8.250%	417,000	435,765
Neenah Foundry Co. Secured PIK 07/29/15	15.000%	271,397	249,685
Peabody Energy Corp. 11/15/18	6.000%	518,000	550,375
11/15/21	6.250%	562,000	597,125
Rain CII Carbon LLC/Corp. Senior Secured(a) 12/01/18	8.000%	635,000	646,112
Total			8,867,120
Non-Captive Consumer 0.8%
SLM Corp. Senior Unsecured 03/25/20	8.000%	653,000	746,053
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	799,000	715,105
Total			1,461,158
Non-Captive Diversified 5.6%
AerCap Aviation Solutions BV 05/30/17	6.375%	473,000	496,650
Ally Financial, Inc. 02/15/17	5.500%	344,000	367,998
03/15/20	8.000%	3,194,000	3,912,650
09/15/20	7.500%	52,000	62,790

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Group, Inc. Senior Unsecured 05/15/20	5.375%	394,000	430,445
08/15/22	5.000%	228,000	243,120
CIT Group, Inc.(a) Senior Secured 04/01/18	6.625%	695,000	785,350
Senior Unsecured 02/15/19	5.500%	1,174,000	1,273,790
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	145,000	170,375
04/01/19	5.875%	509,000	536,486
12/15/20	8.250%	1,239,000	1,477,508
01/15/22	8.625%	401,000	495,235
Total			10,252,397
Oil Field Services 1.5%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	799,000	858,925
Offshore Group Investments Ltd. Senior Secured 08/01/15	11.500%	778,000	848,020
Oil States International, Inc. 06/01/19	6.500%	557,000	593,205
Oil States International, Inc.(a) 01/15/23	5.125%	395,000	400,431
Total			2,700,581
Other Financial Institutions 0.1%
FTI Consulting, Inc.(a) 11/15/22	6.000%	269,000	278,415
Other Industry 0.6%
Interline Brands, Inc. 11/15/18	7.500%	694,000	749,520
SPL Logistics Escrow LLC/Finance Corp. Senior Secured(a) 08/01/20	8.875%	319,000	340,533
Total			1,090,053
Packaging 1.2%
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	287,000	307,090
Senior Secured 08/15/19	7.875%	413,000	459,462
Reynolds Group Issuer, Inc./LLC(a) Senior Secured 10/15/20	5.750%	1,035,000	1,068,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sealed Air Corp.(a) 09/15/21	8.375%	185,000	211,363
Senior Unsecured 12/01/20	6.500%	147,000	158,760
Total			2,205,312
Pharmaceuticals 0.8%
Catalent Pharma Solutions, Inc.(a) 10/15/18	7.875%	443,000	446,323
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	185,000	209,975
VPI Escrow Corp.(a) 10/15/20	6.375%	687,000	736,807
Valeant Pharmaceuticals International Senior Notes(a) 10/15/20	6.375%	138,000	148,005
Total			1,541,110
Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(d) 12/01/97	8.450%	30,000	15
Subordinated Notes 07/01/26	9.150%	645,000	323
Total			338
Restaurants 0.2%
Shearer's Foods, Inc. LLC Senior Secured(a) 11/01/19	9.000%	320,000	336,000
Retailers 1.2%
AutoNation, Inc. 02/01/20	5.500%	37,000	39,683
Limited Brands, Inc. 02/15/22	5.625%	649,000	705,787
Penske Automotive Group, Inc.(a) 10/01/22	5.750%	331,000	340,930
Rite Aid Corp. Senior Secured 08/15/20	8.000%	870,000	993,975
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%	180,000	198,900
Total			2,279,275
Technology 4.7%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	432,000	438,480
04/01/20	6.375%	245,000	257,250

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amkor Technology, Inc. Senior Unsecured 06/01/21	6.625%	780,000	778,050
Amkor Technology, Inc.(a) Senior Unsecured 10/01/22	6.375%	446,000	439,310
Anixter, Inc. 05/01/19	5.625%	131,000	137,878
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	520,000	560,300
CDW LLC/Finance Corp. 04/01/19	8.500%	261,000	282,533
Senior Secured 12/15/18	8.000%	1,050,000	1,161,562
Cardtronics, Inc. 09/01/18	8.250%	93,000	103,230
Equinix, Inc. Senior Unsecured 07/15/21	7.000%	245,000	271,950
First Data Corp.(a) Secured 01/15/21	8.250%	459,000	459,000
Senior Secured 06/15/19	7.375%	885,000	918,187
08/15/20	8.875%	165,000	179,850
11/01/20	6.750%	695,000	703,687
Interactive Data Corp. 08/01/18	10.250%	880,000	990,000
Nuance Communications, Inc.(a) 08/15/20	5.375%	889,000	929,005
Total			8,610,272
Textile 0.2%
PVH Corp. Senior Unsecured 12/15/22	4.500%	331,000	334,310
Transportation Services 0.9%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	402,000	444,210
03/15/20	9.750%	290,000	334,950
Hertz Corp. (The) 01/15/21	7.375%	606,000	666,600
Hertz Corp. (The)(a) 10/15/20	5.875%	80,000	83,600
10/15/22	6.250%	68,000	72,420
Total			1,601,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 4.7%
Cricket Communications, Inc. 10/15/20	7.750%	555,000	566,100
Senior Secured 05/15/16	7.750%	1,012,000	1,071,455
Crown Castle International Corp. Senior Unsecured(a) 01/15/23	5.250%	705,000	754,350
SBA Telecommunications, Inc.(a) 07/15/20	5.750%	871,000	925,437
Sprint Capital Corp. 11/15/28	6.875%	1,205,000	1,253,200
Sprint Nextel Corp.(a) 11/15/18	9.000%	2,277,000	2,812,095
03/01/20	7.000%	254,000	295,275
Wind Acquisition Finance SA Senior Secured(a) 02/15/18	7.250%	956,000	969,384
Total			8,647,296
Wirelines 5.6%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	1,690,000	1,867,448
03/15/22	5.800%	1,312,000	1,386,951
CyrusOne LLP./Finance Corp.(a) 11/15/22	6.375%	441,000	459,743
Frontier Communications Corp. Senior Unsecured 04/15/20	8.500%	772,000	887,800
07/01/21	9.250%	575,000	674,187
04/15/22	8.750%	190,000	220,400
Integra Telecom Holdings, Inc. Senior Secured(a) 04/15/16	10.750%	32,000	33,560
Level 3 Communications, Inc. Senior Unsecured(a) 06/01/19	8.875%	92,000	97,980
Level 3 Financing, Inc. 02/01/18	10.000%	242,000	269,830
04/01/19	9.375%	936,000	1,045,980
07/01/19	8.125%	558,000	608,220
PAETEC Holding Corp. Senior Secured 06/30/17	8.875%	499,000	535,177
Windstream Corp. 10/15/20	7.750%	1,177,000	1,271,160
06/01/22	7.500%	365,000	386,900

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc. Senior Secured 01/01/20	8.125%	326,000	362,675
tw telecom holdings, Inc.(a) 10/01/22	5.375%	206,000	215,785
Total			10,323,796
Total Corporate Bonds & Notes (Cost: $158,727,148)			169,420,852
Convertible Bonds —%
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d) 06/12/15	4.750%	296,350	30
Total Convertible Bonds (Cost: $—)			30
Senior Loans 4.4%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Silver II Borrower SCA Term Loan(e)(g)(h) 12/13/19	5.000%	102,000	102,892
Chemicals 0.4%
PQ Corp. Tranche B Term Loan(e)(g) 04/15/17	5.250%	663,000	666,222
Construction Machinery 0.5%
CPM Acquisition Corp. 1st Lien Term Loan(e)(g) 08/29/17	6.250%	564,000	566,820
CPM Holdings, Inc. 2nd Lien Term Loan(e)(g) 03/01/18	10.250%	362,000	364,715
Total			931,535
Consumer Cyclical Services 0.7%
New Breed, Inc. Term Loan(e)(g) 10/01/19	6.000%	641,000	632,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
West Corp. Tranche B6 Term Loan(e)(g) 06/30/18	5.750%	549,240	557,061
Total			1,190,049
Consumer Products 0.2%
Serta Simmons Holdings LLC Term Loan(e)(g) 10/01/19	5.000%	364,000	364,302
Spectrum Brands, Inc. Term Loan(e)(g)(h) 12/17/19	4.500%	75,000	75,680
Total			439,982
Electric —%
BHM Technologies LLC Term Loan(b)(c)(d)(e)(g) 11/26/13	6.313%	386,034	1,042
Health Care 0.1%
ConvaTec, Inc. Term Loan(e)(g) 12/22/16	5.000%	79,000	79,855
United Surgical Partners International, Inc. Tranche B Term Loan(e)(g)(h) 04/03/19	5.059%	108,000	108,630
Total			188,485
Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(e)(g)(h) 12/07/19	5.000%	238,000	238,238
Media Cable 0.2%
WideOpenWest Finance LLC Term Loan(e)(g) 07/17/18	6.250%	402,975	407,097
Metals 0.7%
FMG Resources August 2006 Proprietary Ltd.(e)(g) Term Loan 10/18/17	5.250%	494,760	498,471
FMG Resources August 2006 Proprietary Ltd.(e)(g)(h) Term Loan 10/18/17	5.250%	779,341	785,186
Total			1,283,657
Property & Casualty 0.8%
Asurion LLC 1st Lien Term Loan(e)(g) 05/24/18	5.500%	439,000	443,061

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Lonestar Intermediate Super Holdings LLC Term Loan(e)(g) 09/02/19	11.000%	910,000	964,600
Total			1,407,661
Technology 0.6%
Ancestry.com Term Loan(e)(g)(h) 12/18/18	7.000%	814,000	783,988
Blue Coat Systems Term Loan(e)(g) 02/15/18	5.750%	381,045	383,190
Total			1,167,178
Total Senior Loans (Cost: $8,846,740)			8,024,038

Common Stocks 0.2%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
Haights Cross Communications, Inc.(b)(c)(i)	27,056	—
Ziff Davis Holdings, Inc.(b)(c)(j)	553	6
Total		6
Total Consumer Discretionary		6
Consumer Staples —%
Beverages —%
Cott Corp.	1,700	13,651
Industrials 0.1%
Airlines —%
Delta Air Lines, Inc.(j)	399	4,736
Building Products —%
BHM Technologies LLC(b)(c)	35,922	359
Commercial Services & Supplies 0.1%
Quad/Graphics, Inc.	3,118	63,576
Road & Rail —%
Quality Distribution, Inc.(j)	195	1,170
Total		69,841

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology —%
Communications Equipment —%
Loral Space & Communications, Inc.	6	328
Total Information Technology		328
Materials 0.1%
Metals & Mining 0.1%
Neenah Enterprises, Inc.(b)(c)(j)	45,482	188,750
Total Materials		188,750
Utilities —%
Independent Power Producers & Energy Traders —%
Calpine Corp. Escrow(b)(c)(i)	6,049,000	—
Total Common Stocks (Cost: $845,401)		272,576

Preferred Stocks —%

Industrials —%
Industrial Conglomerates —%
BHM Technologies LLC(b)(c)(j)	430	4
Total Preferred Stocks (Cost: $23)		4

Warrants —%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
ION Media Networks, Inc. 12/18/16(b)(c)(j)(i)	61	—
12/18/16(b)(c)(j)	62	1
Total		1
Total Warrants (Cost: $316,604)		1

Money Market Funds 2.8%

Columbia Short-Term Cash Fund, 0.142%(k)(l)	5,180,012	5,180,012
Total Money Market Funds (Cost: $5,180,012)		5,180,012
Total Investments (Cost: $173,915,928)		182,897,513
Other Assets & Liabilities, Net		638,032
Net Assets		183,535,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $59,474,993 or 32.41% of net assets.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2012 was $289,111, representing 0.16% of net assets. Information concerning such security holdings at December 31, 2012 is as follows:

Security Description	Acquisition Dates	Cost ($)
At Home Corp. Subordinated Notes 4.750% 06/12/15	07/26/05	—
BHM Technologies LLC Term Loan 6.313% 11/26/13	06/21/07 - 03/31/10	951,580
BHM Technologies LLC	07/21/06	1,940
BHM Technologies LLC	07/21/06	23
Calpine Corp. Escrow	09/29/11	—
Collins & Aikman Products Co. Senior Subordinated Notes 12.875% 08/15/12	08/12/04 - 04/12/05	488,810
Haights Cross Communications, Inc.	01/15/04 - 02/03/06	307,972
ION Media Networks, Inc. 12/18/16	12/19/05 - 04/14/09	159,589
12/18/16	12/19/05 - 04/14/09	157,015
Lear Corp. Escrow Bond 0.000% 03/31/16	11/20/06 - 07/24/08	—
Neenah Enterprises, Inc.	08/02/10	385,233
Quebecor Media, Inc. 9.750% 01/15/49	01/17/07 - 07/24/08	16,478
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 9.300% 07/01/15	01/27/03	20,915
Ziff Davis Holdings, Inc.	07/01/08	6
Ziff Davis Media, Inc. 13.500% 12/15/11	07/01/08 - 04/15/11	53,372

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $289,111, which represents 0.16% of net assets.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2012, the value of these securities amounted to $3,266, which represents less than 0.01% of net assets.

(e)  Variable rate security.

(f)  Zero coupon bond.

(g)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h)  Represents a security purchased on a when-issued or delayed delivery basis.

(i)  Negligible market value.

(j)  Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	4,728,321	67,175,101	(66,723,410)	—	5,180,012	7,971	5,180,012

(l)  The rate shown is the seven-day current annualized yield at December 31, 2012.

Abbreviation Legend

ADS  American Depositary Share

PIK    Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Aerospace & Defense	—	5,291,995	—	5,291,995
Automotive	—	3,003,765	955	3,004,720
Banking	—	661,895	—	661,895
Brokerage	—	1,106,133	—	1,106,133
Building Materials	—	2,514,722	—	2,514,722
Chemicals	—	8,464,221	—	8,464,221
Construction Machinery	—	5,091,060	—	5,091,060
Consumer Cyclical Services	—	2,161,935	—	2,161,935
Consumer Products	—	2,442,389	—	2,442,389
Diversified Manufacturing	—	1,479,865	—	1,479,865
Electric	—	2,390,617	—	2,390,617
Entertainment	—	1,605,628	21,599	1,627,227
Environmental	—	831,238	—	831,238
Food and Beverage	—	602,225	—	602,225
Gaming	—	5,307,281	—	5,307,281
Gas Pipelines	—	9,491,282	—	9,491,282
Health Care	—	11,422,616	—	11,422,616
Health Care Insurance	—	350,400	—	350,400
Home Construction	—	1,593,555	—	1,593,555
Independent Energy	—	23,340,852	—	23,340,852
Logding	—	228,145	—	228,145
Media Cable	—	7,563,656	74,571	7,638,227

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Media Non-Cable	—	11,847,245	1,794	11,849,039
Metals	—	8,867,120	—	8,867,120
Non-Captive Consumer	—	1,461,158	—	1,461,158
Non-Captive Diversified	—	10,252,397	—	10,252,397
Oil Field Services	—	2,700,581	—	2,700,581
Other Financial Institutions	—	278,415	—	278,415
Other Industry	—	1,090,053	—	1,090,053
Packaging	—	2,205,312	—	2,205,312
Pharmaceuticals	—	1,541,110	—	1,541,110
Property & Casualty	—	338	—	338
Restaurants	—	336,000	—	336,000
Retailers	—	2,279,275	—	2,279,275
Technology	—	8,610,272	—	8,610,272
Textile	—	334,310		334,310
Transportation Services	—	1,601,780	—	1,601,780
Wireless	—	8,647,296	—	8,647,296
Wirelines	—	10,323,796	—	10,323,796
Convertible Bonds	—	—	30	30
Total Bonds	—	169,321,933	98,949	169,420,882
Senior Loans	—	—	—	—
Aerospace & Defense	—	102,892	—	102,892
Chemicals	—	666,222	—	666,222
Construction Machinery	—	931,535	—	931,535
Consumer Cyclical Services	—	1,190,049	—	1,190,049
Consumer Products	—	439,982	—	439,982
Electric	—	—	1,042	1,042
Health Care	—	188,485	—	188,485
Life Insurance	—	238,238	—	238,238
Media Cable	—	407,097	—	407,097
Metals	—	1,283,657	—	1,283,657
Property & Casualty	—	1,407,661	—	1,407,661
Technology	—	1,167,178	—	1,167,178
Total Senior Loans		8,022,996	1,042	8,024,038
Equity Securities
Common Stocks
Consumer Discretionary	—	—	6	6
Consumer Staples	13,651	—	—	13,651

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Industrials	69,482	—	359	69,841
Information Technology	328	—	—	328
Materials	—	—	188,750	188,750
Preferred Stocks				—
Industrials	—	—	4	4
Warrants				—
Consumer Discretionary	—	—	1	1
Total Equity Securities	83,461	—	189,120	272,581
Other
Money Market Funds	5,180,012	—	—	5,180,012
Total Other	5,180,012	—	—	5,180,012
Total	5,263,473	177,344,929	289,111	182,897,513

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes($)	Convertible Bonds ($)	Senior Loans ($)	Common Stocks ($)	Preferred Stocks ($)	Warrants ($)	Total ($)
Balance as of December 31, 2011	127,721	30	1,042	204,579	4	1	333,377
Accrued discounts/premiums	2,458	—	—	—	—	—	2,458
Realized gain (loss)	114	—	—	—	—	—	114
Change in unrealized appreciation (depreciation)**	(23,310)	—	—	(15,464)	—	—	(38,774)
Sales	(8,064)	—	—	—	—	—	(8,064)
Purchases	—	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of December 31, 2012	98,919	30	1,042	189,115	4	1	289,111

**Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $(38,774).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, convertible bonds, senior loans, warrants, common and preferred stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $168,735,916)	$177,717,501
Affiliated issuers (identified cost $5,180,012)	5,180,012
Total investments (identified cost $173,915,928)	182,897,513
Cash	44,558
Receivable for:
Investments sold	681,414
Capital shares sold	1
Dividends	662
Interest	2,599,827
Reclaims	389
Prepaid expenses	2,361
Trustees' deferred compensation plan	407
Total assets	186,227,132
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,083,815
Capital shares purchased	388,282
Investment management fees	85,686
Distribution and/or service fees	6,996
Transfer agent fees	9,347
Administration fees	12,464
Compensation of board members	55,640
Expense reimbursement due to Investment Manager	2,058
Other expenses	46,892
Trustees' deferred compensation plan	407
Total liabilities	2,691,587
Net assets applicable to outstanding capital stock	$183,535,545
Represented by
Paid-in capital	$188,711,793
Undistributed net investment income	10,531,927
Accumulated net realized loss	(24,689,760)
Unrealized appreciation (depreciation) on:
Investments	8,981,585
Total — representing net assets applicable to outstanding capital stock	$183,535,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$45,950,226
Shares outstanding	4,304,253
Net asset value per share	$10.68
Class 2
Net assets	$137,585,319
Shares outstanding	12,897,985
Net asset value per share	$10.67

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$9,713
Dividends — affiliated issuers	7,971
Interest	12,167,151
Foreign taxes withheld	(15)
Total income	12,184,820
Expenses:
Investment management fees	1,006,439
Distribution and/or service fees
Class 2	336,436
Transfer agent fees
Class 1	29,051
Class 2	80,740
Administration fees	146,392
Compensation of board members	22,557
Custodian fees	6,307
Printing and postage fees	59,439
Professional fees	30,420
Other	13,018
Total expenses	1,730,799
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(149,768)
Fees waived by Distributor — Class 2	(255,696)
Total net expenses	1,325,335
Net investment income	10,859,485
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,999,668
Net realized gain	4,999,668
Net change in unrealized appreciation (depreciation) on:
Investments	9,570,327
Net change in unrealized appreciation (depreciation)	9,570,327
Net realized and unrealized gain	14,569,995
Net increase in net assets resulting from operations	$25,429,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$10,859,485	$12,036,265
Net realized gain	4,999,668	3,317,200
Net change in unrealized appreciation (depreciation)	9,570,327	(3,798,592)
Net increase in net assets resulting from operations	25,429,480	11,554,873
Distributions to shareholders
Net investment income
Class 1	(3,163,298)	(4,042,824)
Class 2	(8,983,740)	(9,717,660)
Total distributions to shareholders	(12,147,038)	(13,760,484)
Increase (decrease) in net assets from capital stock activity	(8,028,788)	(11,688,749)
Total increase (decrease) in net assets	5,253,654	(13,894,360)
Net assets at beginning of year	178,281,891	192,176,251
Net assets at end of year	$183,535,545	$178,281,891
Undistributed net investment income	$10,531,927	$11,732,109

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	253,774	2,613,843	570,556	5,742,252
Distributions reinvested	313,198	3,163,298	407,543	4,042,824
Redemptions	(1,283,592)	(13,370,786)	(1,711,322)	(17,009,164)
Net decrease	(716,620)	(7,593,645)	(733,223)	(7,224,088)
Class 2 shares
Subscriptions	774,409	8,037,669	782,579	7,975,001
Distributions reinvested	889,479	8,983,740	980,591	9,717,660
Redemptions	(1,675,546)	(17,456,552)	(2,216,666)	(22,157,322)
Net decrease	(11,658)	(435,143)	(453,496)	(4,464,661)
Total net decrease	(728,278)	(8,028,788)	(1,186,719)	(11,688,749)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$9.95	$10.06		$9.76		$7.53		$11.14
Income from investment operations:
Net investment income	0.62	0.65		0.72		0.73		0.81
Net realized and unrealized gain (loss)	0.84	(0.00	)(a)	0.41		2.46		(3.33)
Total from investment operations	1.46	0.65		1.13		3.19		(2.52)
Less distributions to shareholders:
Net investment income	(0.73)	(0.76)		(0.83)		(0.96)		(1.09)
Total distributions to shareholders	(0.73)	(0.76)		(0.83)		(0.96)		(1.09)
Net asset value, end of period	$10.68	$9.95		$10.06		$9.76		$7.53
Total return	15.06%	6.46%		12.07%		44.34%		(24.88%)
Ratios to average net assets(b)
Total gross expenses	0.76%	0.80%		0.89%		0.93%		0.89%
Total net expenses(c)	0.68%	0.60	%(d)	0.60	%(d)	0.60	%(d)	0.60	%(d)
Net investment income	5.98%	6.42%		7.21%		8.33%		8.15%
Supplemental data
Net assets, end of period (in thousands)	$45,950	$49,949		$57,870		$58,247		$47,162
Portfolio turnover	67%	98%		91%		36%		23%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$9.94	$10.05		$9.75		$7.52		$11.13
Income from investment operations:
Net investment income	0.62	0.64		0.71		0.72		0.80
Net realized and unrealized gain (loss)	0.83	(0.00	)(a)	0.41		2.46		(3.33)
Total from investment operations	1.45	0.64		1.12		3.18		(2.53)
Less distributions to shareholders:
Net investment income	(0.72)	(0.75)		(0.82)		(0.95)		(1.08)
Total distributions to shareholders	(0.72)	(0.75)		(0.82)		(0.95)		(1.08)
Net asset value, end of period	$10.67	$9.94		$10.05		$9.75		$7.52
Total return	15.00%	6.41%		12.01%		44.30%		(24.96%)
Ratios to average net assets(b)
Total gross expenses	1.01%	1.05%		1.14%		1.18%		1.14%
Total net expenses(c)	0.74%	0.66	%(d)	0.66	%(d)	0.66	%(d)	0.66	%(d)
Net investment income	5.92%	6.36%		7.15%		8.25%		8.11%
Supplemental data
Net assets, end of period (in thousands)	$137,585	$128,333		$134,306		$132,449		$97,038
Portfolio turnover	67%	98%		91%		36%		23%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — High Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Notes to Financial Statements (continued)

December 31, 2012

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Notes to Financial Statements (continued)

December 31, 2012

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.55% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,899.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

The Distributor has voluntarily agreed to waive 0.19% of the distribution fee for Class 2 shares. This arrangement may be modified or terminated by the Distributor at any time.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.72%
Class 2	0.97

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program,

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Notes to Financial Statements (continued)

December 31, 2012

dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to May 1, 2012, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.60%
Class 2	0.85

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$87,371
Accumulated net realized loss	(92,059)
Paid-in capital	4,688

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$12,147,038	$13,760,484
Total	$12,147,038	$13,760,484

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,844,266
Accumulated realized loss	(25,103,855)
Unrealized appreciation	9,261,024

At December 31, 2012, the cost of investments for federal income tax purposes was $173,636,489 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,945,097
Unrealized depreciation	(2,684,073)
Net unrealized appreciation	$9,261,024

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$4,605,113
2017	20,498,742
Total	$25,103,855

For the year ended December 31, 2012, $4,897,447 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $117,641,831 and $124,628,868, respectively, for the year ended December 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 7. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 21.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 66.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Proposed Fund Merger

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Variable Portfolio — Income Opportunities Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 10. Significant Risks

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Notes to Financial Statements (continued)

December 31, 2012

to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — High Income Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, agent banks and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012

Columbia Variable Portfolio — High Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1531 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Marsico 21st Century Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico 21st Century Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Marsico 21st Century Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico 21st Century Fund (the Fund) Class 1 shares returned 11.38% for the 12-month period that ended December 31, 2012.

>  The Fund underperformed its benchmark, the Russell 3000 Index, which returned 16.42% for the same time period.

>  Stock selection in the consumer discretionary sector, plus stock selection and an underweight allocation in the financials sector were the main reasons for the Fund's underperformance of its benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	11.38	-3.75	8.77
Class 2*	10/02/06	11.12	-3.99	8.48
Russell 3000 Index		16.42	2.04	7.68

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Marsico 21st Century Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Marsico 21st Century Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 11.38%. The Fund underperformed its benchmark, the Russell 3000 Index, which returned 16.42% for the same time period. Stock selection in the consumer discretionary sector, plus stock selection and an underweight allocation in the financials sector were the main reasons for the Fund's underperformance of its benchmark. Several energy and industrials holdings also disappointed. However, stock selection in materials and information technology aided results. The Fund also benefited from a lack of exposure to the utilities sector, which was the weakest in the Russell 3000 Index.

Market Conditions

U.S. equities posted a strong return for the fiscal year, albeit with considerable intra-period volatility. During the period, a number of U.S. economic releases suggested another growth slowdown could be underway. These included a downward revision in gross domestic product growth, reduced productivity levels, small business uncertainty and lower consumer confidence. Stocks were pressured by a tightly-contested and contentious presidential election and worries regarding the "fiscal cliff" of tax hikes and spending cuts deliberated in Washington. However, those negative forces were countermanded during the fourth calendar quarter by a round of solid corporate earnings reports and generally improving economic data domestically and internationally, particularly in China and other emerging markets. Also important, the situation in the European Union appeared to be stabilizing, in part because of forceful intervention by the European Central Bank, which calmed the credit and funding markets while simultaneously serving as a catalyst for a global rally in financial stocks. The housing market emerged as a bright spot in the U.S. economy as mortgage rates reached record low levels, year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Stock Selection in Certain Sectors Aided Results

Fund results benefited from strong stock selection in the materials and information technology sectors. In the former, agricultural materials company Monsanto and specialty chemical company LyondellBasell Industries were important contributors to performance. LyondellBasell's ethylene margins increased during the period, driven by lower feedstock costs in the United States as ethane supply continued to outpace demand. Apple and technology services and consulting firm Accenture were leading Fund technology holdings. Several other individual stocks contributed strong gains as well, including retailers Ross Stores and Ulta Salon Cosmetics & Fragrance and the Fund's top holding at year-end, biotechnology firm Biogen Idec.

From a sector standpoint, returns benefited from having no exposure to the weak-performing utilities sector. The Fund also benefited from an overweight in the strong-performing consumer discretionary sector.

Financials Positioning, Stock Selection Disappoints

Both stock selection and an underweight in financials were negatives for the Fund. The sector was the strongest-performer in the Russell 3000 Index, and Fund performance was hurt by having few investments there. PNC Financial Services Group and Fulton Financial both posted negative returns before being sold from the Fund. While results were aided by an overweight in consumer discretionary,

Portfolio Management

Marsico Capital Management, LLC

Brandon Geisler

Top Ten Holdings (%) (at December 31, 2012)
Biogen Idec, Inc.	4.0
Precision Castparts Corp.	3.3
Citigroup, Inc.	3.3
Intuitive Surgical, Inc.	3.2
Capital One Financial Corp.	3.1
Apple, Inc.	3.0
Mastercard, Inc., Class A	2.9
Lowe's Companies, Inc.	2.8
Monsanto Co.	2.7
National Oilwell Varco, Inc.	2.6

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Variable Portfolio — Marsico 21st Century Fund

Manager Discussion of Fund Performance (continued)

disappointing performers dragged down the performance of the Fund's position in the sector. Arcos Dorados Holdings, a Latin American McDonald's restaurant franchisee declined sharply and was sold. Discount retailer Dollar Tree and restaurant firm Chipotle Mexican Grill posted negative returns.

In the energy sector, stock selection disappointed and the Fund reduced its allocation to the sector during the period in favor of investments in areas we believed to have better earnings potential. Industrials stock selection also detracted from performance. Railroad operator CSX and power tools and security provider Stanley Black & Decker posted negative returns and were sold.

Portfolio Changes

During the period, we increased the Fund's allocations to the industrials, materials, health care, telecommunication services and information technology sectors. Allocations to consumer discretionary, energy and financials were reduced. During transition periods, the Fund held slightly elevated cash levels. These cash positions dampened performance results to some degree as the equity market rose sharply during the period. Overall, we currently believe that various important U.S. economic yardsticks seem to be improving. These include employment, housing, manufacturing, vehicle sales and bank lending. We believe there is a great deal of pent-up demand which could be unleashed — particularly with regard to housing and capital expenditures — as both consumers and businesses gain confidence in the economic environment. Overall, we currently find the equity valuation backdrop to be very compelling. However, given the uncertainty in Washington regarding the debt ceiling and spending cuts, as of period-end the Fund emphasized companies that we believe can produce solid top-line revenue growth in an uncertain macroeconomic environment.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	93.7
Consumer Discretionary	22.3
Consumer Staples	2.4
Energy	4.2
Financials	11.5
Health Care	10.8
Industrials	20.3
Information Technology	17.2
Materials	5.0
Money Market Funds	6.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Variable Portfolio — Marsico 21st Century Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,032.30	1,021.18	4.16	4.14	0.81
Class 2	1,000.00	1,000.00	1,031.80	1,019.92	5.44	5.41	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 93.9%

Issuer	Shares	Value ($)
Consumer Discretionary 22.3%
Automobiles 1.0%
Tesla Motors, Inc.(a)	36,039	1,220,641
Hotels, Restaurants & Leisure 6.5%
Chipotle Mexican Grill, Inc.(a)	5,527	1,644,061
Dunkin' Brands Group, Inc.	54,607	1,811,860
Wynn Resorts Ltd.	21,438	2,411,561
Yum! Brands, Inc.	29,829	1,980,646
Total		7,848,128
Internet & Catalog Retail 2.2%
Amazon.com, Inc.(a)	2,348	589,677
priceline.com, Inc.(a)	3,404	2,114,565
Total		2,704,242
Media 2.3%
Viacom, Inc., Class B	53,129	2,802,023
Multiline Retail 1.0%
Dollar Tree, Inc.(a)	30,867	1,251,966
Specialty Retail 7.6%
CarMax, Inc.(a)	25,608	961,324
Limited Brands, Inc.	29,419	1,384,458
Lowe's Companies, Inc.	97,507	3,463,449
Ross Stores, Inc.	26,052	1,410,716
Tractor Supply Co.	9,746	861,156
Ulta Salon Cosmetics & Fragrance, Inc.	11,904	1,169,687
Total		9,250,790
Textiles, Apparel & Luxury Goods 1.7%
Ralph Lauren Corp.	14,129	2,118,220
Total Consumer Discretionary		27,196,010
Consumer Staples 2.4%
Beverages 2.1%
Constellation Brands, Inc., Class A(a)	71,504	2,530,527
Food Products 0.3%
WhiteWave Foods Co., Class A(a)	24,678	383,496
Total Consumer Staples		2,914,023
Energy 4.2%
Energy Equipment & Services 4.2%
Halliburton Co.	57,702	2,001,682
National Oilwell Varco, Inc.	46,062	3,148,338
Total		5,150,020
Total Energy		5,150,020

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 11.6%
Commercial Banks 2.9%
City National Corp.	47,946	2,374,286
Columbia Banking System, Inc.	65,887	1,182,013
Total		3,556,299
Consumer Finance 3.2%
Capital One Financial Corp.	66,115	3,830,042
Diversified Financial Services 3.3%
Citigroup, Inc.	101,549	4,017,278
Real Estate Investment Trusts (REITs) 2.2%
American Tower Corp.	34,627	2,675,628
Total Financials		14,079,247
Health Care 10.8%
Biotechnology 7.6%
Alkermes PLC(a)	58,247	1,078,734
Biogen Idec, Inc.(a)	33,316	4,886,458
BioMarin Pharmaceutical, Inc.(a)	14,904	734,022
Gilead Sciences, Inc.(a)	34,586	2,540,342
Total		9,239,556
Health Care Equipment & Supplies 3.2%
Intuitive Surgical, Inc.(a)	7,940	3,893,538
Total Health Care		13,133,094
Industrials 20.3%
Aerospace & Defense 5.0%
Precision Castparts Corp.	21,330	4,040,329
TransDigm Group, Inc.	15,400	2,099,944
Total		6,140,273
Commercial Services & Supplies 0.8%
Copart, Inc.(a)	34,682	1,023,119
Machinery 3.8%
Cummins, Inc.	22,602	2,448,927
Pentair Ltd.	43,687	2,147,216
Total		4,596,143
Professional Services 3.9%
IHS, Inc., Class A(a)	24,577	2,359,392
Nielsen Holdings NV(a)	77,702	2,376,904
Total		4,736,296
Road & Rail 2.0%
Genesee & Wyoming, Inc., Class A(a)	31,297	2,381,076

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 4.8%
United Rentals, Inc.(a)	16,514	751,717
WESCO International, Inc.(a)	30,001	2,022,967
WW Grainger, Inc.	15,175	3,070,965
Total		5,845,649
Total Industrials		24,722,556
Information Technology 17.2%
Computers & Peripherals 3.7%
Apple, Inc.	6,870	3,661,916
Fusion-io, Inc.(a)	36,593	839,078
Total		4,500,994
Internet Software & Services 5.6%
Equinix, Inc.(a)	12,093	2,493,577
Facebook, Inc., Class A(a)	20,950	557,898
Google, Inc., Class A(a)	3,325	2,358,655
LinkedIn Corp., Class A(a)	12,627	1,449,832
Total		6,859,962
IT Services 4.3%
Accenture PLC, Class A	25,756	1,712,774
Mastercard, Inc., Class A	7,200	3,537,216
Total		5,249,990

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 3.6%
Red Hat, Inc.(a)	42,742	2,263,616
VMware, Inc., Class A(a)	22,333	2,102,429
Total		4,366,045
Total Information Technology		20,976,991
Materials 5.1%
Chemicals 5.1%
LyondellBasell Industries NV, Class A	49,892	2,848,334
Monsanto Co.	34,960	3,308,964
Total		6,157,298
Total Materials		6,157,298
Total Common Stocks (Cost: $93,880,525)		114,329,239

Money Market Funds 6.3%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	7,696,987	7,696,987
Total Money Market Funds (Cost: $7,696,987)		7,696,987
Total Investments (Cost: $101,577,512)		122,026,226
Other Assets & Liabilities, Net		(231,282)
Net Assets		121,794,944

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	10,155,651	63,452,593	(65,911,257)	—	7,696,987	11,763	7,696,987

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	27,196,010	—	—	27,196,010
Consumer Staples	2,914,023	—	—	2,914,023
Energy	5,150,020	—	—	5,150,020
Financials	14,079,247	—	—	14,079,247
Health Care	13,133,094	—	—	13,133,094
Industrials	24,722,556	—	—	24,722,556
Information Technology	20,976,991	—	—	20,976,991
Materials	6,157,298	—	—	6,157,298
Total Equity Securities	114,329,239	—	—	114,329,239
Other
Money Market Funds	7,696,987	—	—	7,696,987
Total Other	7,696,987	—	—	7,696,987
Total	122,026,226	—	—	122,026,226

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $93,880,525)	$114,329,239
Affiliated issuers (identified cost $7,696,987)	7,696,987
Total investments (identified cost $101,577,512)	122,026,226
Receivable for:
Capital shares sold	7,224
Dividends	1,131
Reclaims	260
Expense reimbursement due from Investment Manager	25,983
Prepaid expenses	2,150
Total assets	122,062,974
Liabilities
Payable for:
Capital shares purchased	44,453
Investment management fees	74,676
Distribution and/or service fees	23,775
Transfer agent fees	6,055
Administration fees	23,210
Compensation of board members	59,509
Other expenses	36,352
Total liabilities	268,030
Net assets applicable to outstanding capital stock	$121,794,944
Represented by
Paid-in capital	$125,270,848
Undistributed net investment income	257,799
Accumulated net realized loss	(24,182,366)
Unrealized appreciation (depreciation) on:
Investments	20,448,714
Foreign currency translations	(51)
Total — representing net assets applicable to outstanding capital stock	$121,794,944
Class 1
Net assets	$6,897,327
Shares outstanding	582,349
Net asset value per share	$11.84
Class 2
Net assets	$114,897,617
Shares outstanding	9,831,636
Net asset value per share	$11.69

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$1,673,623
Dividends — affiliated issuers	11,763
Income from securities lending — net	94,767
Foreign taxes withheld	(31,485)
Total income	1,748,668
Expenses:
Investment management fees	946,168
Distribution and/or service fees
Class 2	300,115
Transfer agent fees
Class 1	4,688
Class 2	72,026
Administration fees	294,081
Compensation of board members	21,238
Custodian fees	3,357
Printing and postage fees	30,911
Professional fees	13,787
Total expenses	1,686,371
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(241,268)
Total net expenses	1,445,103
Net investment income	303,565
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	9,184,276
Foreign currency translations	(534)
Net realized gain	9,183,742
Net change in unrealized appreciation (depreciation) on:
Investments	4,497,011
Foreign currency translations	5
Net change in unrealized appreciation (depreciation)	4,497,016
Net realized and unrealized gain	13,680,758
Net increase in net assets resulting from operations	$13,984,323

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income (loss)	$303,565	$(259,828)
Net realized gain	9,183,742	6,110,399
Net change in unrealized appreciation (depreciation)	4,497,016	(23,523,393)
Net increase (decrease) in net assets resulting from operations	13,984,323	(17,672,822)
Increase (decrease) in net assets from capital stock activity	(19,940,871)	(15,032,008)
Total decrease in net assets	(5,956,548)	(32,704,830)
Net assets at beginning of year	127,751,492	160,456,322
Net assets at end of year	$121,794,944	$127,751,492
Undistributed (excess of distributions over) net investment income	$257,799	$(45,232)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	13,941	162,670	70,562	858,996
Redemptions	(233,596)	(2,714,735)	(259,682)	(3,058,703)
Net decrease	(219,655)	(2,552,065)	(189,120)	(2,199,707)
Class 2 shares
Subscriptions	732,605	8,542,629	1,366,186	14,996,409
Redemptions	(2,237,659)	(25,931,435)	(2,434,688)	(27,828,710)
Net decrease	(1,505,054)	(17,388,806)	(1,068,502)	(12,832,301)
Total net decrease	(1,724,709)	(19,940,871)	(1,257,622)	(15,032,008)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Marsico 21st Century Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$10.63	$12.07	$10.28		$8.10		$14.64
Income from investment operations:
Net investment income (loss)	0.05	0.01	(0.03)		0.01		0.02
Net realized and unrealized gain (loss)	1.16	(1.45)	1.82		2.18		(6.33)
Total from investment operations	1.21	(1.44)	1.79		2.19		(6.31)
Less distributions to shareholders:
Net investment income	—	—	—		(0.01)		—
Net realized gains	—	—	—		—		(0.23)
Total distributions to shareholders	—	—	—		(0.01)		(0.23)
Net asset value, end of period	$11.84	$10.63	$12.07		$10.28		$8.10
Total return	11.38%	(11.93%)	17.41	%(a)	27.07%		(43.57%)
Ratios to average net assets(b)(c)
Total gross expenses	1.09%	1.14%	1.11	%(d)	1.11%		1.11%
Total net expenses(e)	0.90%	1.05%	1.05	%(d)(f)	1.06	%(f)	1.10	%(f)
Net investment income (loss)	0.45%	0.04%	(0.28%)		0.08%		0.21%
Supplemental data
Net assets, end of period (in thousands)	$6,897	$8,527	$11,963		$12,886		$12,887
Portfolio turnover	74%	107%	100%		147%		123%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$10.52	$11.97	$10.22		$8.06		$14.62
Income from investment operations:
Net investment income (loss)	0.03	(0.02)	(0.05)		(0.02)		0.00	(a)
Net realized and unrealized gain (loss)	1.14	(1.43)	1.80		2.18		(6.33)
Total from investment operations	1.17	(1.45)	1.75		2.16		(6.33)
Less distributions to shareholders:
Net realized gains	—	—	—		—		(0.23)
Total distributions to shareholders	—	—	—		—		(0.23)
Net asset value, end of period	$11.69	$10.52	$11.97		$10.22		$8.06
Total return	11.12%	(12.11%)	17.12	%(b)	26.80%		(43.76%)
Ratios to average net assets(c)(d)
Total gross expenses	1.33%	1.39%	1.36	%(e)	1.36%		1.36%
Total net expenses(f)	1.15%	1.30%	1.30	%(e)(g)	1.31	%(g)	1.35	%(g)
Net investment income (loss)	0.22%	(0.19%)	(0.51%)		(0.18%)		0.02%
Supplemental data
Net assets, end of period (in thousands)	$114,898	$119,225	$148,493		$143,658		$118,426
Portfolio turnover	74%	107%	100%		147%		123%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Marsico 21st Century Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is

Annual Report 2012
17

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2012

due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Annual Report 2012
18

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2012

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.74% to 0.55% as the Fund's net assets increase.

In January 2013, the Board approved an amended IMSA that includes an annual investment management fee rate that declines from 0.71% to 0.54% as the Fund's average daily net assets increase. The fee change became effective on January 23, 2013.

Prior to April 30, 2012, to the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

The effective investment management fee rate, net of any fee waivers, for the year ended December 31, 2012 was 0.74% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.23% of the Fund's average daily net assets.

As part of the amended IMSA, effective January 23, 2013, the Fund pays the Fund Administrator an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,742.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their

Annual Report 2012
19

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2012

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.81%
Class 2	1.06

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.05%
Class 2	1.30

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(534)
Accumulated net realized loss	534

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2012 and 2011, there were no distributions.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$316,718
Accumulated realized loss	(23,191,601)
Unrealized appreciation	19,457,948

Annual Report 2012
20

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the cost of investments for federal income tax purposes was $102,568,278 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,171,583
Unrealized depreciation	(713,635)
Net unrealized appreciation	$19,457,948

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	23,191,601
Total	23,191,601

For the year ended December 31, 2012, $9,155,999 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $89,053,116 and $107,811,026, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, one unaffiliated shareholder account owned 92.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Annual Report 2012
21

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Consumer Discretionary Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Industrials Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
22

Columbia Variable Portfolio — Marsico 21st Century Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico 21st Century Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
23

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2012
24

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012
25

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012
26

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012
27

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012
28

Columbia Variable Portfolio — Marsico 21st Century Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
29

Columbia Variable Portfolio — Marsico 21st Century Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1536 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Marsico Focused
Equities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico Focused Equities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Marsico Focused Equities Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico Focused Equities Fund (the Fund) Class 1 shares returned 12.04% for the 12-month period that ended December 31, 2012.

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 16.00% for the same time period.

>  Stock selection in the consumer discretionary, health care and energy sectors contributed to the Fund's underperformance of the benchmark, as did an underweight allocation and stock selection in financial services.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	12.04	-0.44	7.00
Class 2*	10/02/06	11.75	-0.68	6.72
S&P 500 Index		16.00	1.66	7.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Marsico Focused Equities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Marsico Focused Equities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 12.04%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 16.00% for the same time period. Stock selection in the consumer discretionary, health care and energy sectors detracted from performance. An underweight allocation and stock selection in financial services was also a negative. An overweight position in consumer discretionary, one of the best performing sectors in the S&P 500 Index, aided results, as did stock selection in information technology and materials.

Market Conditions

U.S. equities posted a strong return for the fiscal year, albeit with considerable intra-period volatility. During the period, a number of U.S. economic releases suggested another growth slowdown could be underway. These included a downward revision in gross domestic product growth, reduced productivity levels, small business uncertainty and lower consumer confidence. Stocks were pressured by a tightly-contested and contentious presidential election and worries regarding the "fiscal cliff" of tax hikes and spending cuts deliberated in Washington. However, those negative forces were countermanded during the fourth calendar quarter by a round of solid corporate earnings reports and generally improving economic data domestically and internationally, particularly in China and other emerging markets. Also important, the situation in the European Union appeared to be stabilizing, in part because of forceful intervention by the European Central Bank, which calmed the credit and funding markets while simultaneously serving as a catalyst for a global rally in financial stocks. The housing market emerged as a bright spot in the U.S. economy as mortgage rates reached record low levels, year-over-year sales improved, inventories tightened and prices stabilized somewhat.

A Boost from Sector Allocations

Consumer discretionary stocks were among the strongest performers in the S&P 500 Index, and Fund results benefited from having a significant portion of assets in the sector. Underweights in weaker-performing sectors, including utilities, energy and consumer staples, also aided performance. Results also were buoyed by stock selection in the materials and information technology sectors. In the former, agricultural materials company Monsanto was an important contributor to results. The firm's stock price gained thanks to increased use of its U.S. corn and soybean products and strong performance in its international seeds and traits business. Within technology, Apple and financial transaction processor Visa (one of the Fund's top holdings) were leading contributors. Other individual holdings experiencing strong price gains included home improvement retailer Home Depot and biotechnology firm Biogen Idec.

Stock Selection Disappoints in Consumer Discretionary, Health Care, Energy

While results were aided by an overweight in consumer discretionary, stock selection in that sector was disappointing. Restaurant operators Chipotle Mexican Grill and McDonald's both posted negative returns. McDonald's, a long-time Fund holding, struggled in the uncertain global economic environment and the company's international results were further hurt by unfavorable currency exchange rates. We trimmed the Fund's position in McDonald's during the period

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Top Ten Holdings (%) (at December 31, 2012)
Wells Fargo & Co.	5.4
Kinder Morgan, Inc.	5.1
Google, Inc., Class A	4.9
Visa, Inc., Class A	4.9
Gilead Sciences, Inc.	4.7
Biogen Idec, Inc.	4.7
Nike, Inc., Class B	3.8
Dollar General Corp.	3.8
Wynn Resorts Ltd.	3.8
Monsanto Co.	3.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Variable Portfolio — Marsico Focused Equities Fund

Manager Discussion of Fund Performance (continued)

but believe McDonald's to be an attractive defensive position in a slower global growth environment. Meanwhile, media holdings Time Warner and British Sky Broadcasting Group declined prior to being sold from the Fund. Discount retailers Dollar General and TJX posted disappointing stock price returns as well.

Several health care and energy positions also detracted from performance. Express Scripts Holding, a pharmacy benefit management service provider, and pharmaceutical companies Bristol-Myers Squibb and Allergan each registered weak returns. Allergan was sold from the portfolio. Energy services positions Halliburton and Occidental Petroleum posted negative returns and were sold from the Fund. Meanwhile, financials was the strongest-performing sector of the S&P 500 Index and the Fund was hampered by its underweight allocation. Further, the Fund's financials holdings failed to keep pace with the sector return of the benchmark index.

Portfolio Positioning

During the year, the Fund reduced its exposure to energy, materials and industrials. We also trimmed the Fund's allocation to consumer discretionary and consumer staples. We increased the Fund's allocations to health care and financials.

Overall, we currently believe that various important U.S. economic yardsticks are improving. These include employment, housing, manufacturing, vehicle sales and bank lending. We believe there is a great deal of pent-up demand that could be unleashed — particularly with regard to housing and capital expenditures — as both consumers and businesses gain confidence in the economic environment. Overall, we currently find the equity valuation backdrop to be compelling. However, given the uncertainty in Washington regarding the debt ceiling and spending cuts, as of period-end the Fund emphasized companies that we believe can produce solid top-line revenue growth in an uncertain macroeconomic environment.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	94.1
Consumer Discretionary	25.6
Consumer Staples	1.3
Energy	4.8
Financials	13.3
Health Care	18.3
Industrials	6.3
Information Technology	21.1
Materials	3.4
Money Market Funds	5.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Variable Portfolio — Marsico Focused Equities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,016.70	1,021.28	4.03	4.04	0.79
Class 2	1,000.00	1,000.00	1,015.50	1,019.97	5.35	5.36	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 93.8%

Issuer	Shares	Value ($)
Consumer Discretionary 25.4%
Automobiles 1.2%
Tesla Motors, Inc.(a)	22,620	766,139
Hotels, Restaurants & Leisure 8.9%
Chipotle Mexican Grill, Inc.(a)	3,971	1,181,214
McDonald's Corp.	9,487	836,848
Starbucks Corp.	24,689	1,323,824
Wynn Resorts Ltd.	19,667	2,212,341
Total		5,554,227
Multiline Retail 3.5%
Dollar General Corp.(a)	50,482	2,225,751
Specialty Retail 8.2%
Home Depot, Inc. (The)	30,686	1,897,929
Lowe's Companies, Inc.	35,037	1,244,514
TJX Companies, Inc.	46,622	1,979,104
Total		5,121,547
Textiles, Apparel & Luxury Goods 3.6%
Nike, Inc., Class B	43,284	2,233,455
Total Consumer Discretionary		15,901,119
Consumer Staples 1.3%
Beverages 1.3%
Anheuser-Busch InBev NV, ADR	9,537	833,629
Total Consumer Staples		833,629
Energy 4.8%
Oil, Gas & Consumable Fuels 4.8%
Kinder Morgan, Inc.	84,124	2,972,101
Total Energy		2,972,101
Financials 13.2%
Commercial Banks 8.0%
U.S. Bancorp	56,919	1,817,993
Wells Fargo & Co.	93,021	3,179,458
Total		4,997,451
Consumer Finance 1.1%
American Express Co.	11,710	673,091
Diversified Financial Services 1.5%
Citigroup, Inc.	24,289	960,873

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 2.6%
American International Group, Inc.(a)	47,211	1,666,548
Total Financials		8,297,963
Health Care 18.3%
Biotechnology 8.9%
Biogen Idec, Inc.(a)	18,831	2,761,943
Gilead Sciences, Inc.(a)	37,992	2,790,512
Total		5,552,455
Health Care Equipment & Supplies 3.1%
Intuitive Surgical, Inc.(a)	3,953	1,938,433
Health Care Providers & Services 3.1%
Express Scripts Holding Co.(a)	36,539	1,973,106
Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	60,900	1,984,731
Total Health Care		11,448,725
Industrials 6.3%
Aerospace & Defense 3.2%
Precision Castparts Corp.	10,698	2,026,415
Machinery 1.0%
Cummins, Inc.	5,763	624,421
Road & Rail 2.1%
Union Pacific Corp.	10,436	1,312,014
Total Industrials		3,962,850
Information Technology 21.1%
Communications Equipment 1.6%
QUALCOMM, Inc.	15,833	981,963
Computers & Peripherals 1.4%
Apple, Inc.	1,638	873,103
Internet Software & Services 9.5%
eBay, Inc.(a)	28,888	1,473,866
Equinix, Inc.(a)	7,632	1,573,718
Google, Inc., Class A(a)	4,098	2,906,998
Total		5,954,582
IT Services 7.1%
Accenture PLC, Class A	23,884	1,588,286
Visa, Inc., Class A	18,922	2,868,197
Total		4,456,483
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 1.5%
VMware, Inc., Class A(a)	9,990	940,458
Total Information Technology		13,206,589
Materials 3.4%
Chemicals 3.4%
Monsanto Co.	22,746	2,152,909
Total Materials		2,152,909
Total Common Stocks (Cost: $48,276,751)		58,775,885

Money Market Funds 5.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	3,692,545	3,692,545
Total Money Market Funds (Cost: $3,692,545)		3,692,545
Total Investments (Cost: $51,969,296)		62,468,430
Other Assets & Liabilities, Net		210,218
Net Assets		62,678,648

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	1,041,473	36,543,604	(33,892,532)	—	3,692,545	2,973	3,692,545

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	15,901,119	—	—	15,901,119
Consumer Staples	833,629	—	—	833,629
Energy	2,972,101	—	—	2,972,101
Financials	8,297,963	—	—	8,297,963
Health Care	11,448,725	—	—	11,448,725
Industrials	3,962,850	—	—	3,962,850
Information Technology	13,206,589	—	—	13,206,589
Materials	2,152,909	—	—	2,152,909
Total Equity Securities	58,775,885	—	—	58,775,885
Other
Money Market Funds	3,692,545	—	—	3,692,545
Total Other	3,692,545	—	—	3,692,545
Total	62,468,430	—	—	62,468,430

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $48,276,751)	$58,775,885
Affiliated issuers (identified cost $3,692,545)	3,692,545
Total investments (identified cost $51,969,296)	62,468,430
Receivable for:
Capital shares sold	387,624
Dividends	18,774
Expense reimbursement due from Investment Manager	9,402
Prepaid expenses	1,941
Total assets	62,886,171
Liabilities
Payable for:
Capital shares purchased	61,704
Investment management fees	39,270
Distribution and/or service fees	3
Transfer agent fees	3,184
Administration fees	12,206
Compensation of board members	58,726
Other expenses	32,430
Total liabilities	207,523
Net assets applicable to outstanding capital stock	$62,678,648
Represented by
Paid-in capital	$42,403,507
Undistributed net investment income	215,791
Accumulated net realized gain	9,560,216
Unrealized appreciation (depreciation) on:
Investments	10,499,134
Total — representing net assets applicable to outstanding capital stock	$62,678,648
Class 1
Net assets	$62,667,276
Shares outstanding	3,794,541
Net asset value per share	$16.52
Class 2
Net assets	$11,372
Shares outstanding	691
Net asset value per share	$16.46

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$875,403
Dividends — affiliated issuers	2,973
Total income	878,376
Expenses:
Investment management fees	506,588
Distribution and/or service fees
Class 2	29
Transfer agent fees
Class 1	41,067
Class 2	7
Administration fees	157,454
Compensation of board members	20,218
Custodian fees	4,309
Printing and postage fees	22,921
Professional fees	15,079
Total expenses	767,672
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(163,025)
Total net expenses	604,647
Net investment income	273,729
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	9,865,259
Foreign currency translations	(1,988)
Net realized gain	9,863,271
Net change in unrealized appreciation (depreciation) on:
Investments	(2,038,054)
Net change in unrealized appreciation (depreciation)	(2,038,054)
Net realized and unrealized gain	7,825,217
Net increase in net assets resulting from operations	$8,098,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$273,729	$216,899
Net realized gain	9,863,271	11,323,142
Net change in unrealized appreciation (depreciation)	(2,038,054)	(13,297,329)
Net increase (decrease) in net assets resulting from operations	8,098,946	(1,757,288)
Distributions to shareholders
Net investment income
Class 1	(249,775)	(336,970)
Class 2	(17)	(22)
Net realized gains
Class 1	(6,727,867)	—
Class 2	(1,136)	—
Total distributions to shareholders	(6,978,795)	(336,992)
Increase (decrease) in net assets from capital stock activity	(6,788,936)	(19,484,140)
Total decrease in net assets	(5,668,785)	(21,578,420)
Net assets at beginning of year	68,347,433	89,925,853
Net assets at end of year	$62,678,648	$68,347,433
Undistributed net investment income	$215,791	$193,842

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	88,848	1,566,726	94,860	1,580,536
Distributions reinvested	431,518	6,977,642	18,741	336,970
Redemptions	(872,805)	(15,334,457)	(1,260,122)	(21,401,668)
Net decrease	(352,439)	(6,790,089)	(1,146,521)	(19,484,162)
Class 2 shares
Distributions reinvested	72	1,153	1	22
Net increase	72	1,153	1	22
Total net decrease	(352,367)	(6,788,936)	(1,146,520)	(19,484,140)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Marsico Focused Equities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$16.48	$16.99		$14.38		$11.25		$22.87
Income from investment operations:
Net investment income	0.07	0.05		0.06		0.05		0.07
Net realized and unrealized gain (loss)	1.87	(0.49)		2.62		3.16		(8.58)
Total from investment operations	1.94	(0.44)		2.68		3.21		(8.51)
Less distributions to shareholders:
Net investment income	(0.07)	(0.07)		(0.07)		(0.08)		(0.02)
Net realized gains	(1.83)	—		—		—		(3.09)
Total distributions to shareholders	(1.90)	(0.07)		(0.07)		(0.08)		(3.11)
Net asset value, end of period	$16.52	$16.48		$16.99		$14.38		$11.25
Total return	12.04%	(2.61%)		18.72%		28.67%		(41.30%)
Ratios to average net assets(a)
Total gross expenses	1.12%	1.21%		1.18%		1.18%		1.10%
Total net expenses(b)	0.88%	1.05	%(c)	1.05	%(c)	1.10	%(c)	1.09	%(c)
Net investment income	0.40%	0.27%		0.39%		0.44%		0.41%
Supplemental data
Net assets, end of period (in thousands)	$62,667	$68,337		$89,915		$95,015		$92,121
Portfolio turnover	63%	90%		78%		72%		78%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Focused Equities Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$16.43	$16.94		$14.34		$11.20		$22.83
Income from investment operations:
Net investment income	0.03	0.01		0.02		0.02		0.03
Net realized and unrealized gain (loss)	1.86	(0.48)		2.62		3.16		(8.57)
Total from investment operations	1.89	(0.47)		2.64		3.18		(8.54)
Less distributions to shareholders:
Net investment income	(0.03)	(0.04)		(0.04)		(0.04)		—
Net realized gains	(1.83)	—		—		—		(3.09)
Total distributions to shareholders	(1.86)	(0.04)		(0.04)		(0.04)		(3.09)
Net asset value, end of period	$16.46	$16.43		$16.94		$14.34		$11.20
Total return	11.75%	(2.82%)		18.44%		28.42%		(41.49%)
Ratios to average net assets(a)
Total gross expenses	1.37%	1.45%		1.43%		1.43%		1.35%
Total net expenses(b)	1.13%	1.29	%(c)	1.30	%(c)	1.35	%(c)	1.34	%(c)
Net investment income	0.15%	0.06%		0.17%		0.19%		0.15%
Supplemental data
Net assets, end of period (in thousands)	$11	$10		$10		$9		$7
Portfolio turnover	63%	90%		78%		72%		78%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2012

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Annual Report 2012
18

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2012

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.74% to 0.55% as the Fund's net assets increase.

In January 2013, the Board approved an amended IMSA that includes an annual investment management fee rate that declines from 0.71% to 0.54% as the Fund's average daily net assets increase. The fee change became effective on January 23, 2013.

Prior to April 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

The effective investment management fee rate, net of any fee waivers, for the year ended December 31, 2012 was 0.74% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.23% of the Fund's average daily net assets.

As part of the amended IMSA, effective January 23, 2013, the Fund pays the Fund Administrator an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,561.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are

Annual Report 2012
19

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2012

not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.79%
Class 2	1.04

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	1.05%
Class 2	1.30

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,988)
Accumulated net realized gain	1,988

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$249,792	$336,992
Long-term capital gains	6,729,003	—
Total	$6,978,795	$336,992

Annual Report 2012
20

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$273,987
Undistributed accumulated long-term gain	9,725,264
Unrealized appreciation	10,334,086

At December 31, 2012, the cost of investments for federal income tax purposes was $52,134,344 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,646,236
Unrealized depreciation	(312,150)
Net unrealized appreciation	$10,334,086

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $41,840,206 and $58,855,383, respectively, for the year ended December 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 92.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the Information Technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Consumer Discretionary Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the Consumer Discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Annual Report 2012
21

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
22

Columbia Variable Portfolio — Marsico Focused Equities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico Focused Equities Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
23

Columbia Variable Portfolio — Marsico Focused Equities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Dividends Received Deduction	100.00%
Capital Gain Dividend	$10,224,002

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012
24

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2012
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Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012
26

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012, Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012
27

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012
28

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel of Ameriprise Financial since November 2008 and January 2013, respectively (formerly Chief Counsel from January 2010-January 2013 and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

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Columbia Variable Portfolio — Marsico Focused Equities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
33

Columbia Variable Portfolio — Marsico Focused Equities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1541 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Marsico Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Federal Income Tax Information	25
Trustees and Officers	26
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Marsico Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico Growth Fund (the Fund) Class 1 shares returned 12.24% for the 12-month period that ended December 31, 2012.

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 16.00% for the same time period.

>  An underweight allocation to, as well as stock selection in, the financials sector detracted from the Fund's performance relative to the benchmark during the period.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	12.24	0.37	7.25
Class 2*	10/02/06	11.91	0.13	6.98
S&P 500 Index		16.00	1.66	7.10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Marsico Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Marsico Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 12.24%. The Fund underperformed its benchmark the S&P 500 Index, which returned 16.00% for the same time period. The Fund's underweight allocation to, and stock selection in, the financials sector detracted from performance relative to the benchmark during the period. Stock selection in the consumer discretionary, energy and health care sectors also disappointed. However, stock selection in the materials and information technology sectors aided performance, as did an overweight in the strong-performing consumer discretionary sector.

Market Conditions

U.S. equities posted a strong return for the fiscal year, albeit with considerable intra-period volatility. During the period, a number of U.S. economic releases suggested another growth slowdown could be underway. These included a downward revision in gross domestic product growth, reduced productivity levels, small business uncertainty and lower consumer confidence. Stocks were pressured by a tightly-contested and contentious presidential election and worries regarding the "fiscal cliff" of tax hikes and spending cuts deliberated in Washington. However, those negative forces were countermanded during the fourth calendar quarter by a round of solid corporate earnings reports and generally improving economic data domestically and internationally, particularly in China and other emerging markets. Also important, the situation in the European Union appeared to be stabilizing, in part because of forceful intervention by the European Central Bank, which calmed the credit and funding markets while simultaneously serving as a catalyst for a global rally in financial stocks. The housing market emerged as a bright spot in the U.S. economy as mortgage rates reached record low levels, year-over-year sales improved, inventories tightened and prices stabilized somewhat.

A Boost from Sector Allocations

Consumer discretionary stocks were among the strongest performers in the S&P 500 Index, and Fund results benefited from having a significant portion of assets invested in the sector. Performance was also aided by the Fund's underweight allocation to the weaker-performing utilities and consumer staples sectors. Results also were buoyed by stock selection in the materials and information technology sectors. In the former, agricultural materials company Monsanto and specialty chemical company LyondellBasell Industries were important contributors to performance. LyondellBasell's ethylene margins increased during the period, driven by lower feedstock costs in the United States, as ethane supply continued to outpace demand. Within technology, Apple and financial transaction processor Visa were leading contributors. Other individual holdings experiencing strong price gains included discount retailer TJX, online travel reservations company priceline.com and home improvement retailer Home Depot.

Stock Selection a Drawback

While results were aided by the overweight in consumer discretionary, a number of disappointing performers within the sector were a drag on Fund performance. In particular, media holdings Time Warner and British Sky Broadcasting Group generated weak returns prior to being sold from the Fund. Luxury leather goods firm Coach and footwear company Deckers Outdoor posted negative returns and

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Top Ten Holdings (%) (at December 31, 2012)
Wells Fargo & Co.	4.0
Starwood Hotels & Resorts Worldwide, Inc.	3.5
Biogen Idec, Inc.	3.4
Visa, Inc., Class A	3.3
QUALCOMM, Inc.	3.3
Gilead Sciences, Inc.	3.2
CBS Corp., Class B Non Voting	3.2
Apple, Inc.	3.1
Schlumberger Ltd.	3.1
LyondellBasell Industries NV, Class A	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Variable Portfolio — Marsico Growth Fund

Manager Discussion of Fund Performance (continued)

were sold. McDonald's, a long-time Fund holding, struggled in the uncertain global macroeconomic environment and from unfavorable currency exchange rates as a generally stronger U.S. dollar hurt international results. We trimmed the Fund's position in McDonald's during the period but believe McDonald's to be an attractive defensive position in a slower global growth environment.

Several energy and health care positions also detracted from performance. Energy service positions Halliburton, National Oilwell Varco and Occidental Petroleum struggled. Halliburton and Occidental Petroleum posted negative returns and were sold from the Fund. Express Scripts Holding, a pharmacy benefit management service provider, and pharmaceutical companies Bristol-Myers Squibb and Allergan each registered losses. Allergan was sold. Meanwhile, financials was the strongest-performing sector of the S&P 500 Index and the Fund was hampered by its underweight allocation. Further, the Fund's financials holdings failed to keep pace with the sector return of the benchmark index.

Portfolio Positioning

During the year, we reduced the Fund's exposure to energy, materials and industrials. We also trimmed the Fund's allocation to consumer discretionary, consumer staples and information technology, while increasing allocations to health care and financials.

Overall, we currently believe that various important U.S. economic yardsticks seem to be improving. These include employment, housing, manufacturing, vehicle sales and bank lending. We believe there is a great deal of pent-up demand which could be unleashed — particularly with regard to housing and capital expenditures — as both consumers and businesses gain confidence in the economic environment. Overall, we currently find the equity valuation backdrop to be very compelling. However, given the uncertainty in Washington regarding the debt ceiling and spending cuts, as of period-end the Fund emphasized companies that we believe can produce solid top-line revenue growth in an uncertain macroeconomic environment.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	92.3
Consumer Discretionary	32.0
Consumer Staples	0.8
Energy	6.0
Financials	9.4
Health Care	11.5
Industrials	10.8
Information Technology	16.3
Materials	5.5
Preferred Stocks	0.6
Financials	0.6
Money Market Funds	7.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,034.10	1,021.28	4.06	4.04	0.79
Class 2	1,000.00	1,000.00	1,032.60	1,020.02	5.34	5.31	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
6

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 92.5%

Issuer	Shares	Value ($)
Consumer Discretionary 32.1%
Hotels, Restaurants & Leisure 10.0%
Chipotle Mexican Grill, Inc.(a)	9,444	2,809,212
McDonald's Corp.	32,390	2,857,122
Starbucks Corp.	75,378	4,041,769
Starwood Hotels & Resorts Worldwide, Inc.	157,412	9,029,152
Wynn Resorts Ltd.	55,940	6,292,691
Yum! Brands, Inc.	37,245	2,473,068
Total		27,503,014
Internet & Catalog Retail 2.4%
Amazon.com, Inc.(a)	5,537	1,390,562
priceline.com, Inc.(a)	8,620	5,354,744
Total		6,745,306
Media 5.2%
CBS Corp., Class B Non Voting	213,208	8,112,564
Comcast Corp., Class A	69,268	2,589,238
Liberty Global, Inc., Class A(a)	55,584	3,501,236
Total		14,203,038
Multiline Retail 0.8%
Dollar General Corp.(a)	48,444	2,135,896
Specialty Retail 10.1%
AutoZone, Inc.(a)	14,563	5,161,564
Dick's Sporting Goods, Inc.	24,510	1,114,960
Foot Locker, Inc.	2,542	81,649
GNC Holdings, Inc., Class A	58,340	1,941,555
Home Depot, Inc. (The)	70,305	4,348,364
Limited Brands, Inc.	58,599	2,757,669
Lowe's Companies, Inc.	153,300	5,445,216
TJX Companies, Inc.	163,411	6,936,797
Total		27,787,774
Textiles, Apparel & Luxury Goods 3.6%
lululemon athletica, Inc.(a)	60,341	4,599,795
Nike, Inc., Class B	102,264	5,276,822
Total		9,876,617
Total Consumer Discretionary		88,251,645

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 0.7%
Personal Products 0.7%
Estee Lauder Companies, Inc. (The), Class A	34,672	2,075,466
Total Consumer Staples		2,075,466
Energy 6.0%
Energy Equipment & Services 4.9%
National Oilwell Varco, Inc.	83,888	5,733,745
Schlumberger Ltd.	112,957	7,826,790
Total		13,560,535
Oil, Gas & Consumable Fuels 1.1%
Kinder Morgan, Inc.	82,370	2,910,132
Total Energy		16,470,667
Financials 9.5%
Commercial Banks 4.7%
U.S. Bancorp	85,653	2,735,757
Wells Fargo & Co.	296,429	10,131,943
Total		12,867,700
Diversified Financial Services 2.2%
Citigroup, Inc.	155,655	6,157,712
Insurance 0.6%
American International Group, Inc.(a)	42,533	1,501,415
Real Estate Investment Trusts (REITs) 2.0%
American Tower Corp.	70,831	5,473,111
Total Financials		25,999,938
Health Care 11.5%
Biotechnology 6.1%
Biogen Idec, Inc.(a)	58,738	8,615,103
Gilead Sciences, Inc.(a)	111,852	8,215,529
Total		16,830,632
Health Care Equipment & Supplies 1.5%
Intuitive Surgical, Inc.(a)	8,290	4,065,167
Health Care Providers & Services 1.9%
Express Scripts Holding Co.(a)	97,965	5,290,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 2.0%
Bristol-Myers Squibb Co.	124,533	4,058,530
Perrigo Co.	13,424	1,396,499
Total		5,455,029
Total Health Care		31,640,938
Industrials 10.9%
Aerospace & Defense 3.0%
Precision Castparts Corp.	38,085	7,214,061
Rolls-Royce Holdings PLC	78,252	1,122,399
Total		8,336,460
Industrial Conglomerates 1.1%
Danaher Corp.	53,748	3,004,513
Machinery 3.0%
Cummins, Inc.	33,427	3,621,816
Pentair Ltd.	93,221	4,581,812
Total		8,203,628
Road & Rail 1.3%
Union Pacific Corp.	27,802	3,495,267
Trading Companies & Distributors 2.5%
United Rentals, Inc.(a)	15,480	704,650
WW Grainger, Inc.	30,128	6,097,003
Total		6,801,653
Total Industrials		29,841,521
Information Technology 16.3%
Communications Equipment 3.1%
QUALCOMM, Inc.	136,822	8,485,701
Computers & Peripherals 2.9%
Apple, Inc.	14,813	7,895,773
Internet Software & Services 5.1%
eBay, Inc.(a)	106,704	5,444,038
Equinix, Inc.(a)	21,130	4,357,006
Google, Inc., Class A(a)	3,997	2,835,352
LinkedIn Corp., Class A(a)	12,203	1,401,148
Total		14,037,544
IT Services 3.7%
Accenture PLC, Class A	26,084	1,734,586
Visa, Inc., Class A	56,060	8,497,575
Total		10,232,161

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 1.5%
VMware, Inc., Class A(a)	44,212	4,162,118
Total Information Technology		44,813,297
Materials 5.5%
Chemicals 5.5%
LyondellBasell Industries NV, Class A	135,789	7,752,194
Monsanto Co.	77,467	7,332,252
Total		15,084,446
Total Materials		15,084,446
Total Common Stocks (Cost: $200,326,293)		254,177,918

Preferred Stocks 0.7%

Financials 0.7%
Commercial Banks 0.7%
Wells Fargo & Co., 8.000%	61,875	1,816,031
Total Financials		1,816,031
Total Preferred Stocks (Cost: $1,642,744)		1,816,031

Money Market Funds 7.1%

Columbia Short-Term Cash Fund, 0.142%(b)(c)	19,508,681	19,508,681
Total Money Market Funds (Cost: $19,508,681)		19,508,681
Total Investments (Cost: $221,477,718)		275,502,630
Other Assets & Liabilities, Net		(711,921)
Net Assets		274,790,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	6,059,179	130,954,947	(117,505,445)	—	19,508,681	15,005	19,508,681

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	88,251,645	—	—	88,251,645
Consumer Staples	2,075,466	—	—	2,075,466
Energy	16,470,667	—	—	16,470,667
Financials	25,999,938	—	—	25,999,938
Health Care	31,640,938	—	—	31,640,938
Industrials	28,719,122	1,122,399	—	29,841,521
Information Technology	44,813,297	—	—	44,813,297
Materials	15,084,446	—	—	15,084,446
Preferred Stocks
Financials	1,816,031	—	—	1,816,031
Total Equity Securities	254,871,550	1,122,399	—	255,993,949
Other
Money Market Funds	19,508,681	—	—	19,508,681
Total Other	19,508,681	—	—	19,508,681
Total	274,380,231	1,122,399	—	275,502,630

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $201,969,037)	$255,993,949
Affiliated issuers (identified cost $19,508,681)	19,508,681
Total investments (identified cost $221,477,718)	275,502,630
Receivable for:
Investments sold	117,000
Capital shares sold	42,500
Dividends	102,373
Expense reimbursement due from Investment Manager	81,640
Prepaid expenses	2,791
Total assets	275,848,934
Liabilities
Payable for:
Investments purchased	311,500
Capital shares purchased	367,635
Investment management fees	172,031
Distribution and/or service fees	6,577
Transfer agent fees	13,948
Administration fees	53,469
Compensation of board members	77,538
Other expenses	55,527
Total liabilities	1,058,225
Net assets applicable to outstanding capital stock	$274,790,709
Represented by
Paid-in capital	$232,507,734
Undistributed net investment income	117,237
Accumulated net realized loss	(11,859,349)
Unrealized appreciation (depreciation) on:
Investments	54,024,912
Foreign currency translations	175
Total — representing net assets applicable to outstanding capital stock	$274,790,709

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$243,084,475
Shares outstanding	10,955,792
Net asset value per share	$22.19
Class 2
Net assets	$31,706,234
Shares outstanding	1,429,561
Net asset value per share	$22.18

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Growth Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$4,542,076
Dividends — affiliated issuers	15,005
Income from securities lending — net	41,415
Foreign taxes withheld	(86,790)
Total income	4,511,706
Expenses:
Investment management fees	2,241,441
Distribution and/or service fees
Class 2	84,296
Transfer agent fees
Class 1	161,503
Class 2	20,230
Administration fees	696,669
Compensation of board members	28,285
Custodian fees	11,896
Printing and postage fees	73,169
Professional fees	20,472
Other	5,516
Total expenses	3,343,477
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(735,945)
Total net expenses	2,607,532
Net investment income	1,904,174
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	46,022,265
Foreign currency translations	(1,550)
Net realized gain	46,020,715
Net change in unrealized appreciation (depreciation) on:
Investments	(11,639,952)
Foreign currency translations	175
Forward foreign currency exchange contracts	(85)
Net change in unrealized appreciation (depreciation)	(11,639,862)
Net realized and unrealized gain	34,380,853
Net increase in net assets resulting from operations	$36,285,027

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$1,904,174	$1,151,367
Net realized gain	46,020,715	48,475,959
Net change in unrealized appreciation (depreciation)	(11,639,862)	(57,758,256)
Net increase (decrease) in net assets resulting from operations	36,285,027	(8,130,930)
Distributions to shareholders
Net investment income
Class 1	(1,814,085)	(930,709)
Class 2	(160,937)	(30,114)
Total distributions to shareholders	(1,975,022)	(960,823)
Increase (decrease) in net assets from capital stock activity	(62,757,940)	(63,288,885)
Total decrease in net assets	(28,447,935)	(72,380,638)
Net assets at beginning of year	303,238,644	375,619,282
Net assets at end of year	$274,790,709	$303,238,644
Undistributed net investment income	$117,237	$189,636

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	153,087	3,380,800	250,265	5,111,654
Distributions reinvested	83,275	1,814,085	46,489	930,709
Redemptions	(2,911,332)	(64,380,065)	(3,482,651)	(71,546,217)
Net decrease	(2,674,970)	(59,185,180)	(3,185,897)	(65,503,854)
Class 2 shares
Subscriptions	217,819	4,826,743	318,893	6,545,590
Distributions reinvested	7,388	160,937	1,505	30,114
Redemptions	(385,449)	(8,560,440)	(214,300)	(4,360,735)
Net increase (decrease)	(160,242)	(3,572,760)	106,098	2,214,969
Total net decrease	(2,835,212)	(62,757,940)	(3,079,799)	(63,288,885)

The accompanying Notes to Financial Statements are an integral part of this statement.

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15

Columbia Variable Portfolio — Marsico Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$19.92	$20.53		$16.91		$13.45		$22.28
Income from investment operations:
Net investment income	0.14	0.07		0.01		0.08		0.09
Net realized and unrealized gain (loss)	2.29	(0.61)		3.63	(a)	3.49		(8.86)
Total from investment operations	2.43	(0.54)		3.64		3.57		(8.77)
Less distributions to shareholders:
Net investment income	(0.16)	(0.07)		(0.02)		(0.11)		(0.06)
Total distributions to shareholders	(0.16)	(0.07)		(0.02)		(0.11)		(0.06)
Net asset value, end of period	$22.19	$19.92		$20.53		$16.91		$13.45
Total return	12.24%	(2.64%)		21.55%		26.66%		(39.45%)
Ratios to average net assets(b)(c)
Total gross expenses	1.08%	1.10	%(d)	0.96	%(d)	0.93%		0.96%
Total net expenses(e)	0.83%	0.96	%(d)(f)	0.96	%(d)(f)(g)	0.93	%(f)	0.95	%(f)
Net investment income	0.66%	0.35%		0.06%		0.52%		0.50%
Supplemental data
Net assets, end of period (in thousands)	$243,084	$271,574		$345,175		$2,188,367		$1,260,278
Portfolio turnover	74%	68%		88%		62%		70%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$19.92	$20.52		$16.93		$13.43		$22.24
Income from investment operations:
Net investment income (loss)	0.09	0.03		(0.03)		0.04		0.05
Net realized and unrealized gain (loss)	2.28	(0.61)		3.63	(a)	3.49		(8.85)
Total from investment operations	2.37	(0.58)		3.60		3.53		(8.80)
Less distributions to shareholders:
Net investment income	(0.11)	(0.02)		(0.01)		(0.03)		(0.01)
Total distributions to shareholders	(0.11)	(0.02)		(0.01)		(0.03)		(0.01)
Net asset value, end of period	$22.18	$19.92		$20.52		$16.93		$13.43
Total return	11.91%	(2.83%)		21.26%		26.32%		(39.59%)
Ratios to average net assets(b)(c)
Total gross expenses	1.33%	1.35	%(d)	1.21	%(d)	1.18%		1.21%
Total net expenses(e)	1.08%	1.20	%(d)(f)	1.21	%(d)(f)(g)	1.18	%(f)	1.20	%(f)
Net investment income (loss)	0.41%	0.14%		(0.16%)		0.27%		0.26%
Supplemental data
Net assets, end of period (in thousands)	$31,706	$31,665		$30,444		$24,380		$11,726
Portfolio turnover	74%	68%		88%		62%		70%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Marsico Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

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Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are

Annual Report 2012
19

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.74% to 0.55% as the Fund's net assets increase.

In January 2013, the Board approved an amended IMSA that includes an annual investment management fee rate that declines from 0.71% to 0.54% as the Fund's average daily net assets increase. The fee change became effective on January 23, 2013.

Prior to April 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increasd.

The effective investment management fee rate, net of any fee waivers, for the year ended December 31, 2012 was 0.74% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.23% of the Fund's average daily net assets.

As part of the amended IMSA, effective January 23, 2013, the Fund pays the Fund Administrator an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $2,278.

Annual Report 2012
20

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.79%
Class 2	1.04

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.91%
Class 2	1.16

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,551)
Accumulated net realized gain	1,551

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2012
21

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$1,975,022	$960,823

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$194,000
Accumulated realized loss	(9,437,028)
Unrealized appreciation	51,602,592

At December 31, 2012, the cost of investments for federal income tax purposes was $223,900,038 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$52,903,003
Unrealized depreciation	(1,300,411)
Net unrealized appreciation	$51,602,592

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	9,437,028
Total	9,437,028

For the year ended December 31, 2012, $43,563,282 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $216,667,407 and $298,090,992, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 21.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 60.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2012
22

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Consumer Discretionary Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
23

Columbia Variable Portfolio — Marsico Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico Growth Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
24

Columbia Variable Portfolio — Marsico Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Dividend Received Deduction	100.00%

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Annual Report 2012
25

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2012
26

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012
27

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012
28

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012
29

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

Annual Report 2012
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Annual Report 2012
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Annual Report 2012
32

Columbia Variable Portfolio — Marsico Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
33

Columbia Variable Portfolio — Marsico Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1546 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Marsico International Opportunities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico International Opportunities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Marsico International Opportunities Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico International Opportunities Fund (the Fund) Class 2 shares returned 17.62% for the 12-month period that ended December 31, 2012.

>  The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 17.32% during the 12-month period.

>  Stock selection in several sectors, including energy, materials, industrials and consumer staples, benefited Fund performance.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 2	03/27/98	17.62	-4.44	8.67
MSCI EAFE Index (Net)		17.32	-3.69	8.21

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 2 shares returned 17.62%, outperforming its benchmark, the MSCI EAFE Index (Net), which returned 17.32% for the same time period. Stock selection in several sectors, including energy, materials, industrials and consumer staples, benefited Fund performance. Sector allocations in the consumer discretionary, energy and utilities sectors were also positive. An underweight in the strong-performing financials sector detracted from Fund results. A number of individual stock selections also hurt performance.

Market Conditions

Europe's debt problems and an uncertain outlook for the global economy dominated world headlines over the 12-month period. Equity investor psychology remained fragile and heavily dependent on the flow of news. Despite these headwinds, international equities in developed nations posted strong returns, albeit with considerable intra-period volatility.

Investors worried that global growth was vulnerable to signs of a deepening recession in the European Union (EU), renewed potential for a "hard landing" in China, subdued economic activity levels globally, ongoing policy uncertainty, a contentious U.S. presidential election, a U.S. economy regressing towards "stall speed" even as a "fiscal cliff" of tax hikes and spending cuts loomed and a combustible situation in the Middle East.

Against this backdrop, central bank intervention trumped all else, perhaps most prolifically exemplified by European Central Bank (ECB) president Mario Draghi's unambiguous statements regarding the ECB's willingness to take forceful action in response to the sovereign debt crisis and the U.S. Federal Reserve's latest round of quantitative easing with an open-ended completion date. During the second half of the reporting period, international equities appeared to be buoyed by central bank stimulus, signs of reinvigorated economic activity levels around the globe, a more sanguine outlook for the EU's sovereign debt crisis and easing credit conditions.

Stock Selection Aided Results

Stock selection in the energy and materials sectors bolstered performance. Petroleum exploration and production companies Pacific Rubiales Energy (which was sold from the portfolio) and CNOOC each posted double-digit gains. Materials holdings were led by LyondellBasell Industries, a specialty chemical company. LyondellBasell's ethylene margins increased, driven by lower feedstock costs in the United States as ethane supply continued to outpace demand.

Several financials holdings performed well. Real estate positions Sumitomo Realty & Development and Hang Lung Properties each rose sharply. We sold Sumitomo Realty & Development as it reached our price target. Banks Grupo Financiero Santander Mexico and Barclays added to Fund performance. Industrials holding Schneider Electric and consumer staples position Anheuser-Busch InBev posted sizeable gains and buoyed results.

Regarding sector allocations, the Fund benefitted from an overweight relative to its benchmark in the strong-performing consumer discretionary sector. Underweight allocations to the weaker-performing energy and utilities sectors also aided results.

On an overall basis, currency had a modest, positive effect as compared to the benchmark index. Although active currency management is not a central facet of the

Portfolio Management

Marsico Capital Management, LLC

James Gendelman

Munish Malhotra, CFA

Top Ten Holdings (%) (at December 31, 2012)
LyondellBasell Industries NV, Class A (United States)	3.0
Standard Chartered PLC (United Kingdom)	2.9
Baidu, Inc., ADR (China)	2.8
Samsung Electronics Co., Ltd. (South Korea)	2.7
AIA Group Ltd. (Hong Kong)	2.6
Roche Holding AG, Genusschein Shares (Switzerland)	2.5
Bayerische Motoren Werke AG (Germany)	2.5
Nestlé SA, Registered Shares (Switzerland)	2.5
British Sky Broadcasting Group PLC (United Kingdom)	2.5
Check Point Software Technologies Ltd. (Israel)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

Fund's investment process, currency fluctuations do at times affect performance. The Fund benefitted from having less exposure to securities denominated in the weaker yen than its benchmark index. However, a portion of this positive effect was offset by the Fund's lack of exposure to securities of companies denominated in the stronger Australian dollar.

Financials Underweight, Individual Stocks Detracted

An underweight in the financials sector and an overweight in information technology offset the positive allocation effect of its consumer discretionary, energy and utilities holdings. Financials was the best-performing area of the benchmark.

Telecommunications company China Unicom's stock price fell sharply during the period, in part because of handset subsidies for new subscribers. Longer term, however, we believe the company is poised to benefit from accelerating 3G subscriber growth in China as well as from its network, which we believe offers better data speed and services than its primary competitors. Within consumer discretionary, the Fund's Japan-based positions posted weak performances. Rakuten, Japan's largest e-commerce site, and consumer electronics retailer Yamada Denki posted negative returns. We sold Yamada Denki prior to year-end. Arcos Dorados Holdings, a Latin American McDonald's restaurant franchisee, also posted a negative return and was sold.

In health care, Dublin-based pharmaceutical holding Shire posted a double-digit loss and was a material detractor. Shire's stock price sank after U.S. regulators approved a generic version of its attention deficit and hyperactivity disorder (ADHD) drug. We continue to hold a position in Shire as its valuation, strong free cash flow yield and growing product pipeline are attractive.

Portfolio Positioning

During the period, we modestly increased the Fund's allocation to the financials, information technology and consumer staples sectors. We trimmed its allocations to consumer discretionary, industrials and energy.

The macroeconomic outlook remains challenging. EU policymakers continue to face tough decisions about how to reach a closer fiscal union while maintaining a sense of national sovereignty. Emerging market economies have slowed from their prior heady pace of growth. But with inflation moderating — including lower food and energy prices — developing economies appear to have more leeway to stimulate. The U.S. economy continues to be pressured by spending cut efforts in Washington. However, various important U.S. yardsticks seem to be improving. These include employment, housing, manufacturing, vehicle sales and bank lending. Reasonable equity valuations serve as a positive in this time of macroeconomic uncertainty and subdued global growth expectations. In this environment, the Fund is emphasizing investments in companies that we believe are capable of growing their businesses irrespective of macro-related developments.

Country Breakdown (%) (at December 31, 2012)
Argentina	1.1
Belgium	2.5
Brazil	1.0
Canada	2.3
China	5.4
Denmark	1.3
France	4.9
Germany	6.1
Hong Kong	4.2
Israel	2.5
Japan	14.4
Mexico	1.1
Netherlands	1.5
Norway	1.2
Portugal	0.5
Russian Federation	2.0
South Korea	2.7
Sweden	2.6
Switzerland	7.7
Taiwan	1.1
United Kingdom	22.9
United States	11.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at December 31, 2012)
Aerospace & Defense	2.0
Automobiles	4.4
Beverages	5.7
Capital Markets	1.5
Chemicals	2.9
Commercial Banks	8.1
Computers & Peripherals	2.3
Diversified Telecommunication Services	2.8
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.5
Energy Equipment & Services	1.2
Food & Staples Retailing	0.5
Food Products	2.5
Health Care Equipment & Supplies	1.0
Hotels, Restaurants & Leisure	4.9
Insurance	2.5
Internet & Catalog Retail	2.0
Internet Software & Services	8.2
IT Services	0.9
Machinery	3.1
Media	5.3
Metals & Mining	1.0
Multiline Retail	1.1
Office Electronics	1.6
Oil, Gas & Consumable Fuels	2.9
Pharmaceuticals	7.9
Real Estate Investment Trusts (REITs)	1.0
Real Estate Management & Development	2.6
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	5.2
Software	2.4
Textiles, Apparel & Luxury Goods	2.7
Trading Companies & Distributors	1.2
Wireless Telecommunication Services	1.6
Money Market Funds	0.8
Total	98.2

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,128.70	1,019.16	6.51	6.17	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
Argentina 1.1%
MercadoLibre, Inc.	21,247	1,669,377
Belgium 2.4%
Anheuser-Busch InBev NV	41,307	3,597,204
Brazil 1.0%
BR Malls Participacoes SA	112,300	1,481,976
Canada 2.3%
Canadian National Railway Co.	23,683	2,155,390
IMAX Corp.(a)	57,005	1,281,472
Total		3,436,862
China 5.3%
Baidu, Inc., ADR(a)	40,173	4,028,950
China Unicom Hong Kong Ltd.	1,190,000	1,934,854
CNOOC Ltd.	861,200	1,897,235
Total		7,861,039
Denmark 1.3%
Novo Nordisk A/S, Class B	11,549	1,880,601
France 4.8%
BNP Paribas SA	35,242	2,006,329
Pernod-Ricard SA	13,159	1,526,720
Schneider Electric SA	27,628	2,023,495
Unibail-Rodamco SE	6,380	1,547,170
Total		7,103,714
Germany 6.0%
Adidas AG	25,326	2,260,326
Bayerische Motoren Werke AG	37,646	3,663,370
Kabel Deutschland Holding AG	39,567	2,978,035
Total		8,901,731
Hong Kong 4.1%
AIA Group Ltd.	948,200	3,760,879
Hang Lung Properties Ltd.	577,000	2,322,090
Total		6,082,969
Israel 2.4%
Check Point Software Technologies Ltd.(a)	75,585	3,600,869

Common Stocks (continued)

Issuer	Shares	Value ($)
Japan 14.1%
Canon, Inc.	60,300	2,337,213
Dena Co., Ltd.	57,200	1,876,406
FANUC CORP.	14,600	2,716,324
Honda Motor Co., Ltd.	77,300	2,862,777
Hoya Corp.	114,100	2,248,219
Komatsu Ltd.	74,500	1,911,700
Marubeni Corp.	257,000	1,844,037
Mizuho Financial Group, Inc.	1,212,400	2,222,918
Rakuten, Inc.	373,200	2,910,383
Total		20,929,977
Mexico 1.1%
Grupo Financiero Santander Mexico SAB de CV, ADR, Class B(a)	95,571	1,546,339
Netherlands 1.5%
Ziggo NV	67,900	2,219,107
Norway 1.2%
Seadrill Ltd.	47,431	1,747,449
Portugal 0.5%
Jeronimo Martins SGPS SA	39,573	765,199
Russian Federation 1.9%
Yandex NV, Class A(a)	133,234	2,873,857
South Korea 2.7%
Samsung Electronics Co., Ltd.	2,745	3,944,016
Sweden 2.6%
Elekta AB, Class B	97,904	1,526,562
Millicom International Cellular SA, SDR	27,120	2,354,042
Total		3,880,604
Switzerland 7.5%
Nestlé SA, Registered Shares	56,102	3,660,289
Roche Holding AG, Genusschein Shares	18,138	3,667,163
Swatch Group AG (The)	3,356	1,701,842
UBS AG, Registered Shares	137,101	2,145,477
Total		11,174,771

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	92,779	1,592,088
United Kingdom 22.5%
ARM Holdings PLC	172,857	2,182,967
Barclays PLC	460,674	2,001,159
British Sky Broadcasting Group PLC	289,161	3,647,016
Diageo PLC	114,797	3,343,649
Intercontinental Hotels Group PLC	106,714	2,992,300
Next PLC	26,144	1,587,005
Rolls-Royce Holdings PLC	207,769	2,980,112
Shire PLC	107,132	3,295,500
Standard Chartered PLC	163,481	4,230,847
Telecity Group PLC	125,778	1,624,351
Tullow Oil PLC	114,515	2,387,342
Whitbread PLC	37,002	1,486,907
Xstrata PLC	86,726	1,513,872
Total		33,273,027
United States 10.0%
Accenture PLC, Class A	21,051	1,399,891
LyondellBasell Industries NV, Class A	75,841	4,329,763
Perrigo Co.	27,986	2,911,384
Seagate Technology PLC	109,701	3,343,686
Wynn Resorts Ltd.	25,061	2,819,112
Total		14,803,836
Total Common Stocks (Cost: $118,555,079)		144,366,612

Preferred Stocks —%

Issuer	Shares	Value ($)
United Kingdom —%
Rolls-Royce Holdings PLC, Class C(a)(b)	13,121,628	21,315
Total Preferred Stocks (Cost: $15,061)		21,315

Money Market Funds 0.8%

Columbia Short-Term Cash Fund, 0.142%(c)(d)	1,238,245	1,238,245
Total Money Market Funds (Cost: $1,238,245)		1,238,245

Total Investments (Cost: $119,808,385)	145,626,172
Other Assets & Liabilities, Net	2,625,967
Net Assets	148,252,139

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2012, the value of these securities amounted to $21,315, which represents 0.01% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	5,648,939	62,831,806	(67,242,500)	—	1,238,245	6,715	1,238,245

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Abbreviation Legend

ADR American Depositary Receipt

SDR Swedish Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	4,100,584	26,089,961	—	30,190,545
Consumer Staples	—	12,893,061	—	12,893,061
Energy	—	6,032,026	—	6,032,026
Financials	3,028,315	20,236,869	—	23,265,184
Health Care	2,911,384	10,369,826	—	13,281,210
Industrials	2,155,390	11,475,668	—	13,631,058
Information Technology	18,508,718	14,213,172	—	32,721,890
Materials	4,329,763	1,513,872	—	5,843,635
Telecommunication Services	—	6,508,003	—	6,508,003
Preferred Stocks
Industrials	—	21,315	—	21,315
Total Equity Securities	35,034,154	109,353,773	—	144,387,927
Other
Money Market Funds	1,238,245	—	—	1,238,245
Total Other	1,238,245	—	—	1,238,245
Total	36,272,399	109,353,773	—	145,626,172

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Preferred Stocks ($)
Balance as of December 31, 2011	27,245
Accrued discounts/premiums	—
Realized gain (loss)	5,862
Change in unrealized appreciation (depreciation)(a)	(5,912)
Sales	(27,195)
Purchases	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2012	—

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2012 was $0.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $118,570,140)	$144,387,927
Affiliated issuers (identified cost $1,238,245)	1,238,245
Total investments (identified cost $119,808,385)	145,626,172
Receivable for:
Investments sold	3,151,633
Dividends	108,948
Reclaims	115,916
Expense reimbursement due from Investment Manager	34,705
Prepaid expenses	2,228
Total assets	149,039,602
Liabilities
Disbursements in excess of cash	37
Payable for:
Investments purchased	234,546
Capital shares purchased	258,749
Investment management fees	99,934
Distribution and/or service fees	31,229
Transfer agent fees	7,495
Administration fees	27,482
Compensation of board members	59,950
Other expenses	68,041
Total liabilities	787,463
Net assets applicable to outstanding capital stock	$148,252,139
Represented by
Paid-in capital	$207,408,553
Excess of distributions over net investment income	(421,996)
Accumulated net realized loss	(84,547,498)
Unrealized appreciation (depreciation) on:
Investments	25,817,787
Foreign currency translations	(4,707)
Total — representing net assets applicable to outstanding capital stock	$148,252,139
Class 2
Net assets	$148,252,139
Shares outstanding	9,576,100
Net asset value per share	$15.48

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$4,114,013
Dividends — affiliated issuers	6,715
Income from securities lending — net	50,223
Foreign taxes withheld	(374,483)
Total income	3,796,468
Expenses:
Investment management fees	1,234,620
Distribution and/or service fees
Class 2	385,819
Transfer agent fees
Class 2	92,594
Administration fees	339,519
Compensation of board members	22,478
Custodian fees	36,120
Printing and postage fees	86,312
Professional fees	26,857
Total expenses	2,224,319
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(223,966)
Total net expenses	2,000,353
Net investment income	1,796,115
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,320,930
Foreign currency translations	(40,080)
Net realized gain	6,280,850
Net change in unrealized appreciation (depreciation) on:
Investments	17,399,928
Foreign currency translations	1
Forward foreign currency exchange contracts	(991)
Net change in unrealized appreciation (depreciation)	17,398,938
Net realized and unrealized gain	23,679,788
Net increase in net assets resulting from operations	$25,475,903

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$1,796,115	$380,859
Net realized gain	6,280,850	11,805,554
Net change in unrealized appreciation (depreciation)	17,398,938	(44,096,273)
Net increase (decrease) in net assets resulting from operations	25,475,903	(31,909,860)
Distributions to shareholders
Net investment income
Class 2	(1,427,835)	(1,511,704)
Total distributions to shareholders	(1,427,835)	(1,511,704)
Increase (decrease) in net assets from capital stock activity	(32,393,276)	(33,080,875)
Total decrease in net assets	(8,345,208)	(66,502,439)
Net assets at beginning of year	156,597,347	223,099,786
Net assets at end of year	$148,252,139	$156,597,347
Excess of distributions over net investment income	$(421,996)	$(973,187)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	282,614	3,909,812	545,909	7,751,354
Distributions reinvested	93,384	1,427,835	97,718	1,511,704
Redemptions	(2,581,229)	(37,730,923)	(2,819,633)	(42,343,933)
Total net decrease	(2,205,231)	(32,393,276)	(2,176,006)	(33,080,875)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.29	$15.98		$14.15		$10.45		$25.23
Income from investment operations:
Net investment income	0.17	0.03		0.06		0.05		0.17	(a)
Net realized and unrealized gain (loss)	2.17	(2.60)		1.87		3.88		(10.88)
Total from investment operations	2.34	(2.57)		1.93		3.93		(10.71)
Less distributions to shareholders:
Net investment income	(0.15)	(0.12)		(0.10)		(0.23)		(0.25)
Net realized gains	—	—		—		—		(3.82)
Total distributions to shareholders	(0.15)	(0.12)		(0.10)		(0.23)		(4.07)
Net asset value, end of period	$15.48	$13.29		$15.98		$14.15		$10.45
Total return	17.62%	(16.18%)		13.73%		37.95%		(48.49%)
Ratios to average net assets(b)
Total gross expenses	1.44%	1.51%		1.47%		1.44%		1.39%
Total net expenses(c)	1.30%	1.45	%(d)	1.45	%(d)	1.44	%(d)	1.39	%(d)
Net investment income	1.16%	0.20%		0.39%		0.42%		0.98%
Supplemental data
Net assets, end of period (in thousands)	$148,252	$156,597		$223,100		$235,127		$198,529
Portfolio turnover	74%	95%		112%		113%		132%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

(losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional Class 2 shares of the Fund at net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of

Annual Report 2012
18

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to 0.80% of the Fund's average daily net assets.

In January 2013, the Board approved an amended IMSA that includes an annual investment management fee rate that declines from 0.79% to 0.62% as the Fund's average daily net assets increase. The fee change became effective on January 23, 2013.

Prior to April 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

The effective investment management fee rate, net of any fee waivers, for the year ended December 31, 2012 was 0.80% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.22% of the Fund's average daily net assets.

As part of the amended IMSA, effective January 23, 2013, the Fund pays the Fund Administrator an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,822.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The

Annual Report 2012
19

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed 1.21% of the Fund's average daily net assets attributable to Class 2 shares.

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.45% of the Fund's average daily net assets attributable to Class 2 shares.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$182,911
Accumulated net realized loss	(182,911)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$1,427,835	$1,511,704

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$89,795
Accumulated realized loss	(83,174,322)
Unrealized appreciation	23,990,550

Annual Report 2012
20

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

At December 31, 2012, the cost of investments for federal income tax purposes was $121,635,622 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,492,056
Unrealized depreciation	(2,501,506)
Net unrealized appreciation	$23,990,550

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	34,981,242
2017	48,193,080
Total	83,174,322

For the year ended December 31, 2012, $6,236,832 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $110,575,787 and $140,843,839, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned. At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 51.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 30.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2012

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
22

Columbia Variable Portfolio — Marsico International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Variable Portfolio — Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico International Opportunities Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
23

Columbia Variable Portfolio — Marsico International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Dividends Received Deduction	3.69%
Foreign Taxes Paid	$299,164
Foreign Source Income	$4,000,365

Dividend Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividend received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2012
24

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2012
25

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Annual Report 2012
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Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2012
27

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012
28

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel of Ameriprise Financial since November 2008 and January 2013, respectively (formerly Chief Counsel from January 2010-January 2013 and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

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Columbia Variable Portfolio — Marsico International Opportunities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
33

Columbia Variable Portfolio — Marsico International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1662 C (3/13)

Annual Report

December 31, 2012

Columbia Variable Portfolio — Mid Cap Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Mid Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2012

Columbia Variable Portfolio — Mid Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Mid Cap Growth Fund (the Fund) Class 1 shares returned 11.48% for the 12-month period that ended December 31, 2012.

>  During the period, the Fund underperformed both its primary benchmark, the Russell Midcap Growth Index, which returned 15.81%, and its secondary benchmark, the Russell Midcap Index, which returned 17.28%.

>  Stock selection in the technology, materials and consumer-related sectors generally accounted for the shortfall versus the primary benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2012)

	Inception	1 Year	5 Years	10 Years
Class 1	05/01/01	11.48	1.98	9.06
Class 2*	10/02/06	11.35	1.76	8.78
Russell Midcap Growth Index		15.81	3.23	10.32
Russell Midcap Index		17.28	3.57	10.65

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2012
2

Columbia Variable Portfolio — Mid Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2003 – December 31, 2012)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2012
3

Columbia Variable Portfolio — Mid Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2012, the Fund's Class 1 shares returned 11.48%. During the period, the Fund underperformed both its primary benchmark, the Russell Midcap Growth Index, which returned 15.81%, and its secondary benchmark, the Russell Midcap Index, which returned 17.28%. Stock selection in the technology, materials and consumer-related sectors generally accounted for the shortfall versus the primary benchmark. Stock selection in financials and telecommunications bolstered relative results for the year.

Modest Economic Growth, an Accommodative Fed

The U.S. economy expanded at a modest but sluggish pace in 2012. Job growth picked up but failed to reach a level that could drive unemployment significantly lower. Manufacturing activity stalled during the summer and again late in the year, a sign that the engine of this recovery had lost some steam. The housing market showed steady improvement throughout the year, but its contribution to growth was modest. A host of other factors weighed on the economy. Superstorm Sandy battered the Northeast in October, with damage estimated to exceed $65 billion. Europe's debt woes, economic slowdown in China and Congressional wrangling over the fiscal cliff of tax increases and spending cuts scheduled for year end all contributed to an uncertain environment. At the very last minute, Congress raised income, dividend, capital gains and estate taxes on the wealthiest Americans. However, it failed to produce meaningful spending cuts that would reduce the budget deficit or address the debt-ceiling limit that the federal government will reach early in 2013.

Despite these challenges, the financial markets rewarded investors who saw the glass as half full, not half empty. U.S. and foreign stocks and the riskiest sectors of the fixed income markets all generated robust gains in 2012.

Certain Technology, Materials and Consumer Holdings Hurt Returns

The information technology sector produced the most disappointing results for the Fund relative to the Russell Midcap Growth Index. The Fund had more exposure than the index to video game maker Electronic Arts, which declined sharply on slower sales and some technical complaints of its Star Wars game, which caused concern among investors. An out-of-benchmark position in SanDisk also detracted from results. The stock rallied on holiday sales of electronic gadgets early in the period but suffered subsequently from falling prices and an over-supply in the memory market. We sold the stock during the period.

An overweight in Cliffs Natural Resources in the materials sector also detracted from returns, as Chinese steel market fundamentals deteriorated, and China imported less iron ore, opting instead to consume more domestic iron ore. In the consumer staples sector, an overweight in Herbalife also detracted from results. Herbalife, which is a global network marketing company that sells weight management, nutritional supplements, energy, sports and fitness products and personal care products through a network of approximately 2.7 million independent distributors, came under fire when, for the second time in a year, a well-known investor questioned the validity of the company's business model. Other detractors included Gentex, in the consumer discretionary sector. Gentex is a supplier of automatic-dimming rear-view mirrors and camera-based lighting-assist features to the global automotive

Portfolio Management

George Myers, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Brian Neigut

Top Ten Holdings (%) (at December 31, 2012)
Crown Castle International Corp.	1.7
Alexion Pharmaceuticals, Inc.	1.5
F5 Networks, Inc.	1.5
Sherwin-Williams Co. (The)	1.5
Ulta Salon Cosmetics & Fragrance, Inc.	1.4
Red Hat, Inc.	1.3
Digital Realty Trust, Inc.	1.3
Whole Foods Market, Inc.	1.3
Rayonier, Inc.	1.3
Edwards Lifesciences Corp.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2012
4

Columbia Variable Portfolio — Mid Cap Growth Fund

Manager Discussion of Fund Performance (continued)

industry. In what was generally a bullish environment for auto-related stocks, the company failed to raise its revenue and earnings guidance for the year, which was viewed negatively by investors.

Financial, Telecommunications and Health Care Names Bolstered Returns

Holdings in the financials and telecommunications services sectors were the biggest positive contributors to relative performance. Within the financials sector, Moody's led the way. The company, which is a leading provider of credit ratings on publicly traded bonds, has benefited from historically low interest rates that create attractive debt issuance costs and is positioned to benefit from a higher volume of debt issuances resulting from economic growth in emerging markets. The Fund had more exposure to Moody's than the benchmark, which amplified the impact of its returns.

In telecom, an overweight in wireless tower operator Crown Castle International aided results, as the stock was the top contributor for the sector for the period. The company successfully completed an acquisition during the period, which increases its outdoor antenna systems infrastructure.

In health care, Onyx Pharmaceuticals was another top performer. The company's shares surged after the Food and Drug Administration announced support for a new cancer treatment medicine, a major step towards the drug's approval and what could be a significant boost to revenues and earnings

Positioned to Benefit from Modest Economic Expansion

Entering 2013, the outlook on the U.S. economy remains mixed, at best. Factory orders were essentially flat at the end of 2012, as energy prices and the volatile aircraft market declined. Orders for non-defense capital goods, excluding aircraft, were up 2.6% in December 2012. Even though the U.S. economy has been adding jobs to the tune of approximately 150,000 per month over the past 12 months, the unemployment rate remained at 7.8%, largely in line with expectations. The ISM (Institute for Supply Management) Services index, which measures the strength of the service-sector, rose to 56.1% in December, up from 54.7% in November. Economists had expected no change.

In addition to mixed economic news, the nation will likely face further wrangling in Washington. The last-minute agreement reached over the fiscal cliff resolved the tax half of the bargain, but did nothing to fix spending. As a result, Congress will likely be left to tackle spending cuts at the same time it negotiates an extension of U.S. borrowing limits. Against this backdrop, we believe that continued volatility is likely. Monetary policy remains accommodative, and there are signs that global growth is picking up, particularly in China. As a result, we are cautiously optimistic about 2013. Valuations are still reasonable, relative to history, even though equities are currently trading at levels considerably higher than they were one year ago. We believe that strong corporate balance sheets provide well-managed companies with opportunities to create shareholder value, and we plan to continue to adhere to our bottom-up, fundamental research process, seeking to identify companies that offer the potential for long-term value creation. In addition to pursuing strong performance, we remain keen on seeking to manage risk.

Portfolio Breakdown (%) (at December 31, 2012)
Common Stocks	97.2
Consumer Discretionary	22.1
Consumer Staples	5.1
Energy	6.3
Financials	9.7
Health Care	13.0
Industrials	14.3
Information Technology	16.5
Materials	6.9
Telecommunication Services	2.4
Utilities	0.9
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2012
5

Columbia Variable Portfolio — Mid Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.00	1,020.37	4.99	4.95	0.97
Class 2	1,000.00	1,000.00	1,035.20	1,019.11	6.28	6.23	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

For the period July 1, 2012 through December 31, 2012, the Fund's annualized expense ratios, based on actual expenses paid during the period, were 0.97% for Class 1 and 1.22% for Class 2. The Fund's expense ratios may fluctuate during the period; however, they will not exceed the current expense caps of 0.88% for Class 1 and 1.13% for Class 2 for the expense cap's effective period. Had the annualized expense ratio been 0.88% for Class 1 and 1.13% for Class 2 for the period, the actual expenses paid would have been $4.53 for Class 1 and $5.82 for Class 2; the hypothetical expenses paid would have been $4.49 for Class 1 and $5.77 for Class 2.

Annual Report 2012
6

Columbia Variable Portfolio — Mid Cap Growth Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 98.4%

Issuer	Shares	Value ($)
Consumer Discretionary 22.4%
Auto Components 1.1%
BorgWarner, Inc.(a)	2,060	147,537
Delphi Automotive PLC(a)	4,362	166,847
Total		314,384
Distributors 0.6%
LKQ Corp.(a)	8,500	179,350
Hotels, Restaurants & Leisure 2.7%
Chipotle Mexican Grill, Inc.(a)	450	133,857
Panera Bread Co., Class A(a)	1,300	206,479
Starwood Hotels & Resorts Worldwide, Inc.	3,760	215,674
Wynn Resorts Ltd.	1,921	216,093
Total		772,103
Household Durables 0.5%
Toll Brothers, Inc.(a)	4,345	140,474
Internet & Catalog Retail 0.2%
TripAdvisor, Inc.(a)	1,230	51,611
Leisure Equipment & Products 0.4%
Polaris Industries, Inc.	1,386	116,632
Media 3.2%
Charter Communications Operating LLC, Class A(a)	2,410	183,738
Discovery Communications, Inc., Class A(a)	4,990	316,765
DISH Network Corp., Class A	7,290	265,356
Sirius XM Radio, Inc.	51,300	148,257
Total		914,116
Multiline Retail 2.9%
Dollar Tree, Inc.(a)	8,590	348,410
Family Dollar Stores, Inc.	2,580	163,598
Macy's, Inc.	4,060	158,421
Nordstrom, Inc.	2,670	142,845
Total		813,274
Specialty Retail 8.7%
AutoZone, Inc.(a)	560	198,481
Bed Bath & Beyond, Inc.(a)	4,210	235,381
Dick's Sporting Goods, Inc.	3,973	180,732
Foot Locker, Inc.	5,070	162,848
Gap, Inc. (The)	7,040	218,522
GNC Holdings, Inc., Class A	5,726	190,561
Limited Brands, Inc.	4,470	210,358

Common Stocks (continued)

Issuer	Shares	Value ($)
O'Reilly Automotive, Inc.(a)	2,250	201,195
PetSmart, Inc.	3,370	230,306
TJX Companies, Inc.	2,650	112,492
Ulta Salon Cosmetics & Fragrance, Inc.	3,960	389,110
Urban Outfitters, Inc.(a)	3,750	147,600
Total		2,477,586
Textiles, Apparel & Luxury Goods 2.1%
lululemon athletica, Inc.(a)	1,704	129,896
Michael Kors Holdings Ltd.(a)	2,960	151,049
PVH Corp.	1,040	115,450
VF Corp.	1,350	203,810
Total		600,205
Total Consumer Discretionary		6,379,735
Consumer Staples 5.1%
Beverages 0.8%
Beam, Inc.	3,850	235,197
Food & Staples Retailing 1.3%
Whole Foods Market, Inc.	3,960	361,667
Food Products 2.1%
Hershey Co. (The)	3,130	226,048
HJ Heinz Co.	2,720	156,890
Mead Johnson Nutrition Co.	3,270	215,460
Total		598,398
Personal Products 0.7%
Estee Lauder Companies, Inc. (The), Class A	1,860	111,339
Herbalife Ltd.	2,440	80,374
Total		191,713
Tobacco 0.2%
Lorillard, Inc.	630	73,502
Total Consumer Staples		1,460,477
Energy 6.4%
Energy Equipment & Services 3.0%
Cameron International Corp.(a)	4,677	264,064
Core Laboratories NV	1,535	167,791
Oceaneering International, Inc.	2,710	145,771
Oil States International, Inc.(a)	1,860	133,064
Superior Energy Services, Inc.(a)	7,181	148,790
Total		859,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
7

Columbia Variable Portfolio — Mid Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.4%
Cabot Oil & Gas Corp.	5,250	261,135
Concho Resources, Inc.(a)	4,398	354,303
Continental Resources, Inc.(a)	2,436	179,021
Denbury Resources, Inc.(a)	10,930	177,066
Total		971,525
Total Energy		1,831,005
Financials 9.8%
Capital Markets 1.1%
Affiliated Managers Group, Inc.(a)	2,417	314,572
Commercial Banks 2.3%
BankUnited, Inc.	5,926	144,831
First Republic Bank	5,400	177,012
Signature Bank(a)	2,870	204,746
SunTrust Banks, Inc.	5,050	143,168
Total		669,757
Diversified Financial Services 1.4%
IntercontinentalExchange, Inc.(a)	1,130	139,905
Moody's Corp.	5,040	253,613
Total		393,518
Insurance 0.6%
Marsh & McLennan Companies, Inc.	4,890	168,558
Real Estate Investment Trusts (REITs) 4.4%
Digital Realty Trust, Inc.	5,330	361,854
Home Properties, Inc.	3,990	244,627
Plum Creek Timber Co., Inc.	6,490	287,961
Rayonier, Inc.	6,860	355,554
Total		1,249,996
Total Financials		2,796,401
Health Care 13.2%
Biotechnology 4.2%
Alexion Pharmaceuticals, Inc.(a)	4,590	430,588
Elan Corp. PLC, ADR(a)	10,590	108,124
Medivation, Inc.(a)	1,090	55,764
Onyx Pharmaceuticals, Inc.(a)	3,720	280,972
Prothena Corp. Plc(a)	256	1,877
Regeneron Pharmaceuticals, Inc.(a)	785	134,290
Vertex Pharmaceuticals, Inc.(a)	4,180	175,309
Total		1,186,924

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.1%
Align Technology, Inc.(a)	4,480	124,320
CR Bard, Inc.	1,141	111,521
Edwards Lifesciences Corp.(a)	3,930	354,368
Total		590,209
Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	6,770	292,329
Brookdale Senior Living, Inc.(a)	6,940	175,721
Catamaran Corp.(a)	5,550	261,460
Express Scripts Holding Co.(a)	2,140	115,560
HMS Holdings Corp.(a)	7,420	192,326
Laboratory Corp. of America Holdings(a)	1,400	121,268
Total		1,158,664
Health Care Technology 0.6%
Cerner Corp.(a)	2,290	177,796
Life Sciences Tools & Services 0.8%
Illumina, Inc.(a)	4,330	240,705
Pharmaceuticals 1.4%
Perrigo Co.	2,078	216,174
Watson Pharmaceuticals, Inc.(a)	2,240	192,640
Total		408,814
Total Health Care		3,763,112
Industrials 14.5%
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	2,950	186,499
Airlines 0.6%
United Continental Holdings, Inc.(a)	7,300	170,674
Building Products 1.1%
Fortune Brands Home & Security, Inc.(a)	6,400	187,008
USG Corp.(a)	4,665	130,947
Total		317,955
Commercial Services & Supplies 1.6%
Clean Harbors, Inc.(a)	3,810	209,588
Stericycle, Inc.(a)	2,555	238,305
Total		447,893
Construction & Engineering 0.6%
KBR, Inc.	5,760	172,339
Electrical Equipment 2.2%
AMETEK, Inc.	7,797	292,933

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
8

Columbia Variable Portfolio — Mid Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Regal-Beloit Corp.	2,150	151,511
Rockwell Automation, Inc.	2,126	178,563
Total		623,007
Machinery 1.6%
Cummins, Inc.	2,050	222,117
Donaldson Co., Inc.	1,744	57,273
Joy Global, Inc.	2,810	179,222
Total		458,612
Professional Services 2.3%
IHS, Inc., Class A(a)	1,995	191,520
Nielsen Holdings NV(a)	4,900	149,891
Verisk Analytics, Inc., Class A(a)	6,290	320,790
Total		662,201
Road & Rail 1.8%
CSX Corp.	9,470	186,843
JB Hunt Transport Services, Inc.	1,350	80,609
Kansas City Southern	2,980	248,770
Total		516,222
Trading Companies & Distributors 2.0%
Fastenal Co.	4,150	193,763
United Rentals, Inc.(a)	2,869	130,597
WW Grainger, Inc.	1,162	235,154
Total		559,514
Total Industrials		4,114,916
Information Technology 16.7%
Communications Equipment 1.5%
F5 Networks, Inc.(a)	4,430	430,375
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	2,980	192,806
Internet Software & Services 2.4%
Equinix, Inc.(a)	920	189,704
LinkedIn Corp., Class A(a)	2,240	257,197
Rackspace Hosting, Inc.(a)	2,980	221,324
Total		668,225
IT Services 2.0%
Alliance Data Systems Corp.(a)	1,800	260,568
Teradata Corp.(a)	5,030	311,307
Total		571,875

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.7%
Altera Corp.	4,930	169,789
KLA-Tencor Corp.	7,150	341,484
Microchip Technology, Inc.	5,150	167,838
Skyworks Solutions, Inc.(a)	4,635	94,091
Total		773,202
Software 7.4%
ANSYS, Inc.(a)	3,780	254,545
Autodesk, Inc.(a)	4,579	161,868
Citrix Systems, Inc.(a)	4,490	295,217
Concur Technologies, Inc.(a)	1,730	116,810
Fortinet, Inc.(a)	11,410	240,409
Intuit, Inc.	4,350	258,825
Red Hat, Inc.(a)	6,920	366,483
Salesforce.com, Inc.(a)	983	165,242
Splunk, Inc.(a)	3,000	87,060
TIBCO Software, Inc.(a)	7,660	168,597
Total		2,115,056
Total Information Technology		4,751,539
Materials 7.0%
Chemicals 4.1%
Albemarle Corp.	2,720	168,966
Celanese Corp., Class A	1,980	88,169
CF Industries Holdings, Inc.	1,720	349,435
Eastman Chemical Co.	1,850	125,893
Sherwin-Williams Co. (The)	2,780	427,620
Total		1,160,083
Containers & Packaging 1.0%
Crown Holdings, Inc.(a)	4,350	160,123
Rock-Tenn Co., Class A	1,980	138,422
Total		298,545
Metals & Mining 1.2%
Cliffs Natural Resources, Inc.	3,210	123,778
Royal Gold, Inc.	2,700	219,537
Total		343,315
Paper & Forest Products 0.7%
International Paper Co.	4,850	193,224
Total Materials		1,995,167

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
9

Columbia Variable Portfolio — Mid Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 2.4%
Wireless Telecommunication Services 2.4%
Crown Castle International Corp.(a)	6,490	468,319
SBA Communications Corp., Class A(a)	3,020	214,480
Total		682,799
Total Telecommunication Services		682,799
Utilities 0.9%
Electric Utilities 0.9%
ITC Holdings Corp.	3,260	250,727
Total Utilities		250,727
Total Common Stocks (Cost: $23,015,531)		28,025,878

Money Market Funds 2.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.142%(b)(c)	806,111	806,111
Total Money Market Funds (Cost: $806,111)		806,111
Total Investments (Cost: $23,821,642)		28,831,989
Other Assets & Liabilities, Net		(351,763)
Net Assets		28,480,226

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2012.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	659,369	13,467,211	(13,320,469)	806,111	926	806,111

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
10

Columbia Variable Portfolio — Mid Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
11

Columbia Variable Portfolio — Mid Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	6,379,735	—	—	6,379,735
Consumer Staples	1,460,477	—	—	1,460,477
Energy	1,831,005	—	—	1,831,005
Financials	2,796,401	—	—	2,796,401
Health Care	3,763,112	—	—	3,763,112
Industrials	4,114,916	—	—	4,114,916
Information Technology	4,751,539	—	—	4,751,539
Materials	1,995,167	—	—	1,995,167
Telecommunication Services	682,799	—	—	682,799
Utilities	250,727	—	—	250,727
Total Equity Securities	28,025,878	—	—	28,025,878
Other
Money Market Funds	806,111	—	—	806,111
Total Other	806,111	—	—	806,111
Total	28,831,989	—	—	28,831,989

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
12

Columbia Variable Portfolio — Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $23,015,531)	$28,025,878
Affiliated issuers (identified cost $806,111)	806,111
Total investments (identified cost $23,821,642)	28,831,989
Receivable for:
Investments sold	83,724
Capital shares sold	5,406
Dividends	8,280
Prepaid expenses	1,803
Total assets	28,931,202
Liabilities
Payable for:
Investments purchased	331,392
Capital shares purchased	14,380
Investment management fees	18,244
Distribution and/or service fees	1,275
Transfer agent fees	1,440
Administration fees	1,440
Compensation of board members	49,320
Expense reimbursement due to Investment Manager	1,808
Other expenses	31,677
Total liabilities	450,976
Net assets applicable to outstanding capital stock	$28,480,226
Represented by
Paid-in capital	$22,101,316
Excess of distributions over net investment income	(24,253)
Accumulated net realized gain	1,392,816
Unrealized appreciation (depreciation) on:
Investments	5,010,347
Total — representing net assets applicable to outstanding capital stock	$28,480,226

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
13

Columbia Variable Portfolio — Mid Cap Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2012

Class 1
Net assets	$22,431,520
Shares outstanding	2,737,593
Net asset value per share	$8.19
Class 2
Net assets	$6,048,706
Shares outstanding	749,000
Net asset value per share	$8.08

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
14

Columbia Variable Portfolio — Mid Cap Growth Fund

Statement of Operations

Year Ended December 31, 2012

Net investment income
Income:
Dividends — unaffiliated issuers	$299,285
Dividends — affiliated issuers	926
Income from securities lending — net	7,145
Foreign taxes withheld	(106)
Total income	307,250
Expenses:
Investment management fees	237,738
Distribution and/or service fees
Class 2	16,364
Transfer agent fees
Class 1	14,841
Class 2	3,927
Administration fees	18,768
Compensation of board members	17,592
Custodian fees	6,692
Printing and postage fees	29,531
Professional fees	4,683
Other	9,070
Total expenses	359,206
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(65,227)
Total net expenses	293,979
Net investment income	13,271
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,969,444
Net realized gain	2,969,444
Net change in unrealized appreciation (depreciation) on:
Investments	561,286
Net change in unrealized appreciation (depreciation)	561,286
Net realized and unrealized gain	3,530,730
Net increase in net assets resulting from operations	$3,544,001

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
15

Columbia Variable Portfolio — Mid Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income (loss)	$13,271	$(68,891)
Net realized gain	2,969,444	4,369,120
Net change in unrealized appreciation (depreciation)	561,286	(7,046,053)
Net increase (decrease) in net assets resulting from operations	3,544,001	(2,745,824)
Distributions to shareholders
Net realized gains
Class 1	(453,487)	—
Class 2	(124,738)	—
Total distributions to shareholders	(578,225)	—
Increase (decrease) in net assets from capital stock activity	(5,866,597)	1,965,089
Total decrease in net assets	(2,900,821)	(780,735)
Net assets at beginning of year	31,381,047	32,161,782
Net assets at end of year	$28,480,226	$31,381,047
Excess of distributions over net investment income	$(24,253)	$(37,529)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
16

Columbia Variable Portfolio — Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	66,489	536,127	99,144	798,750
Fund merger	—	—	367,010	3,306,605
Distributions reinvested	57,042	453,487	—	—
Redemptions	(729,324)	(5,983,948)	(1,199,845)	(9,737,588)
Net decrease	(605,793)	(4,994,334)	(733,691)	(5,632,233)
Class 2 shares
Subscriptions	48,679	391,161	120,491	944,316
Fund merger	—	—	833,758	7,428,463
Distributions reinvested	15,910	124,738	—	—
Redemptions	(172,578)	(1,388,162)	(98,912)	(775,457)
Net increase (decrease)	(107,989)	(872,263)	855,337	7,597,322
Total net increase (decrease)	(713,782)	(5,866,597)	121,646	1,965,089
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
17

Columbia Variable Portfolio — Mid Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$7.49	$7.89	$6.07		$4.22		$8.69
Income from investment operations:
Net investment income (loss)	0.01	(0.02)	(0.02)		0.00	(a)	(0.01)
Net realized and unrealized gain (loss)	0.85	(0.38)	1.84		1.85		(3.42)
Total from investment operations	0.86	(0.40)	1.82		1.85		(3.43)
Less distributions to shareholders:
Net investment income	—	—	(0.00	)(a)	—		—
Net realized gains	(0.16)	—	—		—		(1.04)
Total distributions to shareholders	(0.16)	—	(0.00	)(a)	—		(1.04)
Net asset value, end of period	$8.19	$7.49	$7.89		$6.07		$4.22
Total return	11.48%	(5.07%)	30.08%		43.84%		(44.28%)
Ratios to average net assets(b)
Total gross expenses	1.10%	1.31%	1.45%		1.61%		1.25%
Total net expenses(c)	0.89%	0.90%	0.90	%(d)	0.93	%(d)	1.00	%(d)
Net investment income (loss)	0.09%	(0.19%)	(0.24%)		0.05%		(0.16%)
Supplemental data
Net assets, end of period (in thousands)	$22,432	$25,038	$32,149		$32,296		$27,524
Portfolio turnover	122%	131%	130%		171%		136%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
18

Columbia Variable Portfolio — Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2012	2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$7.40	$7.81	$6.02		$4.19		$8.67
Income from investment operations:
Net investment loss	(0.01)	(0.02)	(0.03)		(0.01)		(0.03)
Net realized and unrealized gain (loss)	0.85	(0.39)	1.82		1.84		(3.41)
Total from investment operations	0.84	(0.41)	1.79		1.83		(3.44)
Less distributions to shareholders:
Net realized gains	(0.16)	—	—		—		(1.04)
Total distributions to shareholders	(0.16)	—	—		—		(1.04)
Net asset value, end of period	$8.08	$7.40	$7.81		$6.02		$4.19
Total return	11.35%	(5.25%)	29.73%		43.68%		(44.52%)
Ratios to average net assets(a)
Total gross expenses	1.34%	1.50%	1.70%		1.86%		1.50%
Total net expenses(b)	1.14%	1.15%	1.15	%(c)	1.18	%(c)	1.25	%(c)
Net investment loss	(0.15%)	(0.26%)	(0.47%)		(0.17%)		(0.38%)
Supplemental data
Net assets, end of period (in thousands)	$6,049	$6,343	$13		$10		$7
Portfolio turnover	122%	131%	130%		171%		136%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012
19

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2012
20

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-dividend date of the distribution.

Annual Report 2012
21

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2012 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2012 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended December 31, 2012, other expenses paid to this company were $1,448.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for

Annual Report 2012
22

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective May 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.88%
Class 2	1.13

Prior to May 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class 1	0.90%
Class 2	1.15

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2012, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$5
Paid-in capital	(5)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2012	2011
Ordinary income	$—	$—
Long-term capital gains	578,225	—
Total	$578,225	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$24,575
Undistributed accumulated long-term gain	1,903,218
Accumulated realized loss	(343,227)
Unrealized appreciation	4,843,175

At December 31, 2012, the cost of investments for federal income tax purposes was $23,988,814 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,197,407
Unrealized depreciation	(354,232)
Net unrealized app/depreciation	$4,843,175

The following capital loss carryforward, determined at December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$343,227

Annual Report 2012
23

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, $928,149 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $37,228,295 and $43,457,220, respectively, for the year ended December 31, 2012.

Note 6. Lending of Portfolio Securities

Effective December 31, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended December 31, 2012 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

At December 31, 2012, the Fund did not have any securities on loan.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At December 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 82.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended December 31, 2012.

Note 10. Proposed Fund Merger

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2013.

Note 11. Fund Merger

At the close of business on April 29, 2011, Columbia Variable Portfolio — Mid Cap Growth Fund acquired the assets and assumed the identified liabilities of Seligman Capital Portfolio. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the

Annual Report 2012
24

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Variable Portfolio — Mid Cap Growth Fund immediately before the acquisition were $32,326,301 and the combined net assets immediately after the acquisition were $43,061,369.

The merger was accomplished by a tax-free exchange of 565,378 shares of Seligman Capital Portfolio valued at $10,735,068 (including $2,445,717 of unrealized appreciation).

In exchange for Seligman Capital Portfolio shares, Columbia Variable Portfolio — Mid Cap Growth Fund issued the following number of shares:

Shares
Class 1	367,010
Class 2	833,758

For financial reporting purposes, net assets received and shares issued by Columbia Variable Portfolio — Mid Cap Growth Fund were recorded at fair value; however, Seligman Capital Portfolio's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Variable Portfolio — Mid Cap Growth Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Capital Portfolio that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011 Columbia Variable Portfolio — Mid Cap Growth Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $(0.1) million, $5 million, $(6.3) million and $(1.4) million, respectively.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Consumer Discretionary Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer staples sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently

Annual Report 2012
25

Columbia Variable Portfolio — Mid Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2012

the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012
26

Columbia Variable Portfolio — Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Growth Fund (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2013

Annual Report 2012
27

Columbia Variable Portfolio — Mid Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2012.

Tax Designations:

Capital Gain Dividend	$2,015,206

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2012
28

Columbia Variable Portfolio — Mid Cap Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	None
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	152	None
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	152	None
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)

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29

Columbia Variable Portfolio — Mid Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments)	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	152	Director, Healthways, Inc. (health management programs) since 2005; Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

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Columbia Variable Portfolio — Mid Cap Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002

President, Columbia Management Investment Advisers, LLC February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

204

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2012; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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Columbia Variable Portfolio — Mid Cap Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2012
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Columbia Variable Portfolio — Mid Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005-April 2010

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Columbia Variable Portfolio — Mid Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2012
37

Columbia Variable Portfolio — Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please carefully consider the investment objectives, risks, charges and expenses of any variable fund and its related variable contract before investing. For variable fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1556 C (3/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$118,800	$176,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$7,400	$44,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2011 also included Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$18,900	$26,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to amortization and accretion testing and foreign tax filings.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$260,800	$225,000

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$287,100	$296,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades.  These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 19, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 19, 2013